                                                                  EXHIBIT 10.39
                       [NEUBERGER & BERMAN LETTERHEAD]

                   DISCRETIONARY INVESTMENT ADVISORY AGREEMENT

RE:      KROLL ASSOCIATES MONEY PURCHASE PENSION PLAN & TRUST,
   ----------------------------------------------------------------------------
         EFFECTIVE 1/1/91
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                                       (ACCOUNT NO. 255-31921                 )
   -----------------------------------             ----------------------------

         Neuberger & Berman ("N&B"), a New York limited partnership, and the undersigned ("Client") agree that N&B shall act as sole investment manager with respect to the Client's above-captioned account ("Account") on the following terms and conditions:

         1. The Account shall consist of such cash, stocks, bonds, options (where permissible) and other securities which Client places in the Account or which shall become part of the Account as a result of transactions or otherwise. Client may make additions to and withdrawals from the Account provided N&B gives advance approval to additions and receives at least seven business days prior written notice of withdrawals.

         2. N&B shall have full discretion and authority to manage the Account in accordance with client's investment policy statement.

         A partner or employee of N&B who is acceptable to Client shall be available for periodic meetings with Client regarding the Account.

         N&B as Client's agent and attorney in fact and at Client's expense, is duly authorized without further approval, except as otherwise required by law
(a) to make all investment decisions; (b) to buy, sell and otherwise trade in securities; and (c) in furtherance of the foregoing, to do that which N&B deems appropriate, including the submission of instructions to the custodian of the Account, if any, and the selection of such brokers or dealers as N&B shall determine.

         3. N&B may be used as broker if the use of N&B for that particular transaction is in accordance with applicable law.

         Whether using N&B or others as broker, N&B will seek to obtain the best results for Client. N&B's selection of a broker will take into account such relevant facts as (a) price, (b) the broker's facilities, reliability and financial responsibility, (c) the ability of the broker to effect securities transactions, particularly with regard to such aspects as timing, order size, and execution of orders, and (d) the research and other services provided by such brokers to N&B which are expected to enhance general portfolio management capabilities, notwithstanding that Client may not be the direct or exclusive beneficiary of such services. Commission rates,




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being a component of price, is one factor considered together with such other factors. N&B is authorized to execute Over-the-Counter transactions through market makers although N&B will charge its posted commissions on such transactions. Other investment advisers may enter such orders with market makers in their investment advisory capacity and not generate a commission for such transactions. Certain institutional accounts and professional trading accounts do not pay N&B commissions on Over-the-Counter transactions.

         4. For N&B's services as investment adviser to the Account, Client shall pay N&B an advisory fee based on the rate in Schedule A*. For N&B's services as broker to the Account, Client shall pay N&B brokerage commissions in accordance with N&B's applicable posted commission rate, which is summarized in Schedule B, or based on such higher rate as N&B may subsequently declare to be its commission rate. *Client written approval will be required prior to any fee change.

         Client acknowledges receipt of Part II of Form ADV, which is filed with the Securities and Exchange Commission, and which contains information concerning N&B's full range of services and fees.

         5. N&B will promptly send to Client and its Trustee confirmations or other records confirming all purchases and sales and monthly statements of the Account valued at market. Upon the written request of Client, copies will be sent to other persons.

         6. N&B and its affiliates manage accounts and perform investment advisory and brokerage services for others. Particular facts unique to particular accounts, such as investment objectives and cash availability affect investment decisions. To the maximum extent permissible, purchases and sales and investment advice are based upon the judgment of the portfolio manager supervising the particular account and each portfolio manager is encouraged to use those investment techniques and methods with which he has been most successful. N&B, its partners, affiliates, officers and employees may have an interest in an issue of a security whose purchase or sale is recommended or which is purchased, sold or otherwise traded for the Account. As a result, N&B or its affiliates or particular portfolio managers may sell or recommend the sale of a particular security for certain accounts (including accounts in which they have an interest) and they or others at N&B or its affiliates may buy or recommend the purchase of such security for other accounts (including accounts in which they may have an interest) and accordingly, transactions in a particular account may not be consistent with transactions in other accounts or investment recommendations.

         When there is a limited supply of a security, N&B will use its best efforts to allocate or rotate investment opportunities, but N&B cannot assure equality among all accounts.

         7. With respect to Section 11(a) or the Securities Exchange Act of 1934 and Securities Commission Rule 240.11(a) 2-2T ("Rule"), when N&8 uses itself as broker to effect a transaction (as defined in the Rule) for the Account on an exchange of N&B is a member, N&B will transmit the order for such transaction from off the exchange floor to an independent member of that exchange whom N&B shall select but who shall execute such order without participation by N&B. N&B shall obtain all commissions paid by Client to N&B for effecting such transactions. Out of those commissions, N&B shall pay to all others their charges for their participation in effecting such transactions.

         8. Client and each person signing this agreement on behalf of Client warrant and represent that:

                  (a) The Account consists of an employee benefit plan (the "Plan") covered by Part 4 of Title I of the Employee Retirement Income Security Act of 1974 (the "Act");

                  (b) Client has duly authorized the execution and implementation of this Agreement;

                  (c) This agreement executed on behalf of Client by persons who are authorized to transact business on behalf of Client;

                  (d) The Plan is the owner of all the securities which Client places in the Account and that there are and will be no restrictions on the public sale, distribution or ownership of such securities;

                  (e) N&B has been duly appointed pursuant to Section 402(c)(3) of the Act, to manage the assets of the Plan which from time to time are contained in the Account;

                  (f) Client will deliver to N&B following:

                           (i) Instrument of appointment of N&B as investment adviser by a named fiduciary of Client in the event this document shall not be sufficient to constitute same under the terms of the Plan,

                           (ii) Statement of investment objective of the Account * attached hereto as an exhibit.



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                           (iii) Statement of the Plan's income requirement
                           if it is a factor affecting management of the Account, and

                           (iv) If the Account contains less than all of the assets of the Plan and the other assets may affect management of the Account, then a statement as to the effect of the other assets on the management of the Account with regard to diversification and other requirements of the Act;

                  (g) Client shall promptly deliver such information, papers and documents required or reasonably requested by N&B in connection with the performance of its duties under the Act and this Agreement; and

                  (h) Client shall promptly notify N&B of any change which may affect the management of the Account.

         9. N&B acknowledges (a) its appointment in accordance with the previous Paragraph, (b) that it is a fiduciary with respect to the Account and (c) that it is a registered investment adviser under the Investment Advisers Act of 1940.

         10. In the absence of instructions from Client, dividends and interest received will be retained in the Account. If payment of such dividends or interest is requested, then unless Client otherwise requests, payment shall be made at the close of the month after such dividends or interest have been credited to the Account.

         11. The term of this agreement shall terminate upon N&B or Client receiving from the other written notice of termination. If such termination occurs other than at the end of a quarter, N&B is entitled to receive its investment advisory fee for the portion of the quarter elapsed prior to termination.

         12. This Agreement may not be assigned by either party without the written consent of the other. No assignment of this Agreement shall be deemed to result from changes in the membership of N&B, except as defined in the Investment Advisor Act of 1940. N&B shall notify the Client in writing of any changes in its membership within a reasonable time after such change.

         13. To the extent federal law does not apply, this Agreement shall be construed in accordance with and governed by the laws of the State of New York.

         14. If the assets of the Account shall be held in the custody of a bank, trust company or other entity, such custodian shall be selected by the Client. N&B shall have no responsibility or liability with respect to


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custody arrangements or the acts, omissions or other conduct of the custodian.

         15. This Agreement may not be amended or modified in any respect unless in a writing signed by both parties. If any provision of this Agreement is declared to be invalid such declaration shall not be deemed to affect the validity of any of the other provisions.

         As set forth above, this Agreement is to be executed on behalf of Client by persons authorized to transact business on behalf of Client.

Agreed to as of                                      February 18, 1993
               -------------------------------------------------     ---

CLIENT:  KROLL ASSOCIATES MONEY PURCHASE PENSION PLAN AND TRUST
        ----------------------------------------------------------------

By:      /s/ Robert J. McGuire         (Please sign above line and print
   ---------------------------------   name and title below line.  Use
         Robert J. McGuire             additional signature lines if
           Trustee                     necessary.)

By:
   ---------------------------------

By:
   ---------------------------------




NEUBERGER & BERMAN

By: /s/ Jack M. Ferraro
   ---------------------------------
           General Partner


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



                                   SCHEDULE A

                 COMPUTATION OF THE FULL INVESTMENT ADVISORY FEE

The market value of each of the securities in the account shall be computed as of the close of trading on the last business day of March, June, September and December. The Investment Advisory fee for the account for the following quarter shall be computed on the valuation as of the close of the previous quarter as follows:

1. For common stocks, convertible bonds, convertible preferred shares, and all other assets of the account not treated as permanent fixed income securities, the fee shall be one quarter of

         1 1/2% of the first $500,000 of market value, and 1 1/4% of the next $2,000,000 of market value, and 1% of the next $2,500,000 of market value, and 3/4 of 1% of the balance of the market value.

2. For permanent fixed income securities the fee shall be one quarter of

         1/4 of 1% of the market value of the permanent fixed income securities.

         The Investment Advisory fee for each quarter is due at the beginning of that quarter and Neuberger & Berman shall receive same by debiting clients account the appropriate amount computed in accordance with the foregoing.

                                   SCHEDULE B

                   POSTED DISCOUNTED COMMISSION RATE SCHEDULE
          (To be charged when full investment advisory fee is elected)

                          EQUITIES (IN CENTS PER SHARE)

           NUMBER
$/SHARE    OF SHARES    100          300           500          1,000      1,500      2,000        2,500         5,000       10,000
  5.00                  0.12         0.12          0.11         0.09       0.08       0.08         0.08          0.07        0.06
 10.00                  0.18         0.16          0.14         0.14       0.13       0.12         0.11          0.09        0.08
 15.00                  0.22         0.19          0.19         0.17       0.16       0.14         0.13          0.11        0.09
 20.00                  0.27         0.25          0.23         0.21       0.18       0.16         0.15          0.12        0.11
 25.00                  0.31         0.29          0.26         0.23       0.20       0.18         0.16          0.14        0.12
 30.00                  0.35         0.32          0.30         0.26       0.21       0.19         0.18          0.15        0.14
 35.00                  0.38         0.36          0.33         0.27       0.23       0.21         0.20          0.17        0.15
 40.00                  0.41         0.39          0.37         0.29       0.25       0.22         0.21          0.19        0.15
 45.00                  0.44         0.43          0.39         0.30       0.26       0.24         0.23          0.20        0.16
 50.00                  0.46         0.46          0.42         0.32       0.28       0.26         0.24          0.22        0.17
 60.00                  0.52         0.52          0.47         0.35       0.31       0.29         0.27          0.25        0.19
 70.00                  0.52         0.52          0.50         0.38       0.34       0.32         0.31          0.26        0.20
 80.00                  0.52         0.52          0.52         0.42       0.37       0.35         0.34          0.28        0.22
 90.00                  0.52         0.52          0.52         0.45       0.41       0.38         0.37          0.30        0.24
100.00                  0.52         0.52          0.52         0.48       0.41       0.42         0.40          0.32        0.26

All comparable accounts electing to pay a full investment advisory fee shall pay commissions on securities transactions which shall be 40% below Neuberger & Berman's full commission rate. (The full commission rate is 7% above the minimum New York Stock Exchange rate in effect immediately prior to May 1, 1975). However, the rate may vary depending upon the nature and size of the transaction, special services provided, and other unique factors. The above table indicates the charge in cents per share of typical equity transactions based on this rate rounded to the nearest penny per share (actual charges will not be rounded).

                  DEBT SECURITIES (PER $1,000 PRINCIPAL AMOUNT)

U.S. GOVERNMENT OBLIGATIONS
MATURITY                                 RATE                           MINIMUM CHARGE                      MAXIMUM CHARGE

under 1 year                             $0.25                              $15.00                              $100.00
1 to 5 years                              2.50 on first $50,000              25.00                            Negotiated
                                          0.75 over $50,000
5 years & over                            3.75 on first $50,000              25.00                            Negotiated
                                          1.00 over $50,000

                   Treasury Bill Auction.....$15.00 per ticket

OTHER DEBT SECURITIES
MATURITY                                  RATE                           MINIMUM CHARGE                      MAXIMUM CHARGE
under 1 year                             $0.25                               $15.00                              $100.00
1 to 5 years                              2.50                                25.00                            Negotiated
5 years & over                            3.75                                25.00                            Negotiated

CONVERTIBLE BONDS-ON TRANSACTIONS IN CONVERTIBLE BONDS, THE COMMISSION CHARGE WILL BE $5.00 PER THOUSAND

These commission rates may be changed at any time by either providing actual notice of such change to customer or by sending customer a notice of such change by first class mail, 10 days in advance of the effective date of such change.

                           INVESTMENT POLICY STATEMENT
                    REGARDING THE MANAGEMENT OF PENSION FUNDS
                             KROLL ASSOCIATES, INC.

I.  PERFORMANCE OBJECTIVES

         A. The primary objective shall be capital appreciation consistent with preservation of the funds' capital.

         B. On an average annualized basis, it will be our objective that the equity portion of the pension fund outperform the benchmark S&P 500 index. On an average annualized basis the fixed income portion of the pension funds should outperform the benchmark Shearson Lehman Government bond index.

II.      DIVERSIFICATION

         A. Based on existing and ongoing economic conditions, as of the date of this statement, approximately 65% of the total value of the funds assets will be invested in equities and approximately 35% in fixed income. This percentage can be adjusted in accordance with changing economic conditions. The trustee shall direct the company's contribution in such a manner as to maintain the established ratio. Neuberger & Berman, through Jack Ferraro, must receive prior approval from the trustee and the Chairman of the PIC if the percentages on both the equity and fixed income portion of the portfolio exceed the given parameters by 10%. For example if Neuberger & Berman through Jack Ferraro decides to invest more than 75% of the funds in equities, the trustee and the Chairman of the PlC at Kroll Associates must be notified and approval must be received. The same holds true if Neuberger & Berman through Jack Ferraro decides to invest more than 45% of the portfolio in fixed income instruments.

         B. The number of issues held in the fund will be sufficient to maintain a reasonably broad base, but not so excessive as to preclude good management for an enhanced return.

         C. No more than 15% of the total cost value of the fund shall be invested in a four digit coded single industry classification as delineated in the Standard Industrial Classification ("SIC") standard. The Trustee and Chairman of the PlC must approve any exceptions.

         D. No more than 5% of the total value of the fund is to be invested in any one security. The trustee and the Chairman of the PlC at Kroll Associates must approve any exception.

III.     RESTRICTIONS

         A.       The following types of transactions are prohibited:

                  1. Short sales, puts, calls or straddles except for such investments which constitute "covered" puts or calls or bona fide hedging.

                  2. Purchase of letter stock or pink sheet stock. All securities shall be fully negotiable and marketable.

                  3.       Margin purchases or other uses of borrowed funds.

         B. No more than 15% of the total cost value of the funds will be invested in securities traded solely on a stock exchange not based in the United States. Manager must receive the written consent of the trustee and the Chairman of the PlC at Kroll Associates prior to going over this limit.

         C. If considering the purchase of the stock or debt of the investment manager 5 organization the money manager must obtain the written consent of the trustee and the Chairman of the PlC at Kroll Associates.

IV.      REPORTING AND ACCOUNT

         A. On a semiannual basis the investment manager will be asked to meet with the PlC and the trustee to review the investment policy in connection with:

                  1. the world economy and.related economic events. These include but are not limited to monetary policy and international political change.

                  2. the current and potential future performance of the equity market.

                  3. the current plans for investment as well as disposition of securities as to industry and type of companies within the industry.

                  4. the reasons for any changes in the portfolio since the last meeting.

                  5. the performance results of the portfolio since the last period, the last twelve months and since inception, compared to the benchmark S&P 500 and Shearson Government Bond Index.

         B. Neuberger & Berman through Jack Ferraro, in addition to the usual advices to the trustees will furnish the PlC with copies of all transactions and confirmation slips.

         C. A detailed quarterly report listing the securities held, the cost of the securities and the market value at date of the report will be made to the PlC within fifteen days after the close of the quarter.

                                 TRUST AGREEMENT

                                    under the

                  KROLL ASSOCIATES MONEY PURCHASE PENSION PLAN
                  --------------------------------------------
                                 (name of Plan)

This TRUST AGREEMENT is between KROLL ASSOCIATES, INC., a Delaware corporation with its principal office at 900 3rd Ave, New York, New York 10022 (the "employer") and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association with an office at Chase Square, Rochester, New York 14643, as Trustee, to amend and restate the Trust maintained under the Kroll Associates Money Purchase Pension (the Plan), effective as of August 1, 1994. This Trust is intended to be a qualified trust exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended.

NOW , THEREFORE, the parties agree as follows:

                                    ARTICLE I
                                    ---------

                          GENERAL DUTIES OF THE PARTIES

SECTION 1.1.  GENERAL DUTIES OF EMPLOYER.

         The Employer shall provide the Trustee with a certified copy of the Plan and with copies of all amendments promptly upon their adoption and shall certify to the Trustee the names and specimen signatures of those individuals responsible for the administration of the Plan (individually and collectively referred to in this Agreement as the "Administrator"). Each person so certified to the Trustee as the Administrator shall have full authority to act as the Administrator for purposes of this Agreement. The Employer shall make its contributions as the same may be appropriated by due corporate action. Contributions may be in cash or in other property acceptable to the Trustee. The Employer shall keep accurate books and records with respect to its employees and their compensation.

SECTION 1.2.  FUNDING POLICY.

         From time to time the Administrator shall communicate in writing to the Trustee, and to any Investment Manager who may have been appointed, the current funding policy and method that have been established to carry out the objectives of the Plan.

SECTION 1.3.  GENERAL DUTIES OF TRUSTEE.

The Trustee shall hold all property received by it under this Agreement, which, together with any income, gains and additions, shall constitute the Trust Fund. The Trustee shall manage, invest and reinvest the Trust Fund (except as otherwise provided in this Agreement), collect the income, and make payments as provided in this Agreement. The Trustee shall be responsible only for the property actually received by it under this Agreement. It shall have no duty or authority to compute any amount to be paid to it by the Employer or to bring any action or proceeding to enforce the collection from the Employer of any contribution to the Trust Fund.

                                   ARTICLE II
                                   ----------

                   INVESTMENT, ADMINISTRATION AND DISBURSEMENT
                                OF THE TRUST FUND

SECTION 2.1.  ELIGIBLE INVESTMENTS FOR THE TRUST FUND.

         The Trust Fund may be invested in any real, personal, or mixed property, regardless of where it is situated and whether or not it is productive of income or consists of wasting assets. Eligible investments include, without limitation, common and preferred stocks, bonds, notes, debentures, financial futures and options, swaps and other derivatives, convertible securities, mortgages (including, without limitation, any collective or part interest in any bond and mortgage or note and mortgage), certificates of deposit, demand or time deposits (including any deposit with the Trustee or an affiliate of the Trustee), shares of investment companies and mutual funds, interests in partnerships and trusts, insurance policies and contracts, and oil, mineral or gas properties, royalties, interests or rights (including related equipment). Investments shall not be limited to the classes of property in which trustees are authorized to invest trust funds by any law or rule of any court or state. Nevertheless, the Trust Fund shall not be invested in any stock or securities of the Employer or the Company except as permitted by law. Investments may be made without regard to the proportion any property may bear to the entire amount of the Trust Fund, provided, however, that, except as otherwise provided in this Agreement, investments shall be so diversified as to minimize the risk of large losses unless it is clearly prudent not to do so under the circumstances in the sole judgment of the Trustee or Investment Manager, as the case may be. Any property received at any time by the Trustee may be retained in the Trust Fund.

SECTION 2.2.  INVESTMENT MANAGEMENT RESPONSIBILITIES OF THE TRUSTEE.

         (a) The Trustee shall manage invest, and reinvest the Trust Fund in its discretion, except to the extent otherwise provided in Sections 2.3 or 2.4.

         (b) The Trustee may invest and reinvest any assets under its management collectively with funds of other pension and profit-sharing trusts exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code") by reason of qualifying under Section 401(a) of the Code either in short term obligations selected by the Trustee or by investment collectively with other funds through the medium of one or more collective investment funds which have been or may be established and maintained by it or any bank affiliated with it. Any investment in a collective investment fund shall be subject to the terms of the instrument or instruments governing the fund.

         (c) Any Investment Manager appointed under Section 2.3 may delegate to the Trustee authority by written authorization to invest any specified portion of the assets managed by the Investment Manager in the Trustee's sole discretion, in short term obligations or in one or more mutual funds which invests primarily in short-term obligations. The Trustee may make these investments collectively with other funds, including without limitation through the medium of one or more collective investment funds. Any such collective investment fund shall be managed by the Trustee or any bank affiliated with it in its sole discretion.

         (d) The Trustee shall have all the investment powers given to trustees by applicable law. Without limiting this grant of authority, the Trustee shall have the power:

                  (i) To sell or exchange any property at public or private sale for cash or on credit and to grant options for the purchase or exchange of that property;
                  (ii) To participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to any property held in the Trust Fund, and to consent to or oppose such a plan or any action under such a plan, or any contract, lease, mortgage, purchase, sale or other action by any person or corporation.

                  (iii) To exercise conversion and subscription rights pertaining to any property held in the Trust Fund;

                  (iv) To extend the time of payment of any obligation held in the Trust Fund.

                  (v) To enter into stand-by agreements for future investment, either with or without a stand-by fee; and

                  (vi) To hold uninvested, without liability for interest thereon, any moneys received by the Trustee until the same shall be reinvested or disbursed.

         Nevertheless, the Trustee shall exercise these powers only with respect to assets of the Trust Fund which are under its management or, with respect to assets which are not under its management, in accordance with the direction of an Investment Manager, the Administrator, or a Participant, as the case may be.

         (e) THE TRUSTEE IS AUTHORIZED TO INVEST ASSETS UNDER ITS MANAGEMENT FROM TIME TO TIME IN REGISTERED INVESTMENT COMPANIES TO WHICH IT OR AN AFFILIATE ACTS AS INVESTMENT ADVISER OR PROVIDES OTHER SERVICES. FROM TIME TO TIME THE TRUSTEE SHALL DETERMINE THE TRUST'S PRO RATA SHARE OF ANY FEES RECEIVED BY THE TRUSTEE OR ITS AFFILIATES FROM THE INVESTMENT COMPANY FOR SERVICES RENDERED (WHETHER OR NOT FOR INVESTMENT ADVISORY SERVICES). THE TRUSTEE THEN SHALL REDUCE THE COMPENSATION PAYABLE TO THE TRUSTEE UNDER THIS AGREEMENT BY AN AMOUNT EQUAL TO THE TRUST'S PRO RATA SHARE OF THOSE FEES. ALTERNATIVELY, IF THE TRUSTEE AND THE

ADMINISTRATOR SO AGREE, THE TRUSTEE SHALL WAIVE ITS COMPENSATION UNDER THIS AGREEMENT FOR THAT PORTION OF THE TRUST FUND WHICH IS INVESTED IN ANY SUCH INVESTMENT COMPANY FOR THE DURATION OF THE INVESTMENT. NEVERTHELESS, NOTHING IN THIS SUBSECTION SHALL REQUIRE ANY OFFSET OF THE TRUSTEE'S COMPENSATION OR REIMBURSEMENT FOR ANY FEE WHICH THE TRUSTEE RECEIVES FROM AN INVESTMENT COMPANY WITH RESPECT TO AN INVESTMENT MADE BY AN INVESTMENT MANAGER OR THE ADMINISTRATOR UNDER SECTION 2.3 OR AT THE DIRECTION OF A PARTICIPANT UNDER SECTION 2.4.

         (f) Except as provided in the next sentence, the Trustee shall have the power in its discretion to exercise all voting rights with respect to any investment held in the Trust Fund and to grant proxies, discretionary or otherwise. The Trustee shall not exercise its discretion, however, with respect to voting any securities which are under the management of an Investment Manager. In that case; the Trustee shall send the Investment Manager all proxies and proxy materials relating to the applicable securities, signed by the Trustee without indication of voting preference, and the Investment Manager shall exercise all voting rights with respect to them. Additionally, except as otherwise required by law, the Trustee shall not exercise its discretion with respect to the voting of securities issued by the Employer or any of its affiliates which are held subject to the direction of Participants (the "Employer Securities"). The Trustee shall send all proxies and proxy materials relating to the Employer Securities to the appropriate Participants. Moreover, unless the Plan provides otherwise, the Trustee shall allocate the votes for any Employer Securities for which a Participant fails to complete a proxy in proportion to the Participants' vote of the remaining Employer Securities.

SECTION 2.3.  MANAGEMENT BY INVESTMENT MANAGERS OR THE ADMINISTRATOR.

         (a) IN GENERAL. From time to time the Administrator shall specify by written notice to the Trustee whether the investment of the Trust Fund shall be managed in whole or in part by the Trustee, one or more investment managers appointed by the Board of Directors of the

Employer (each an "Investment Manager"), or the Administrator. If the investment management of the Trust Fund is to be shared, the notice shall specify how the investment responsibility is to be divided with respect to assets, classes of assets or separate investment funds. Each Investment Manager shall either (i) be registered as an investment adviser under the Investment Advisers Act of 1940,
(ii) be a bank as defined in that Act, or (iii) be an insurance Employer qualified to perform investment management services under the laws of more than one state.

         (b)      MANAGEMENT BY INVESTMENT MANAGERS.

                  (i) If investment of the Trust Fund is to be managed in whole or in part by one or more Investment Managers, the Trustee shall be given copies of the instruments appointing the Investment Manager, evidencing its acceptance of the appointment and acknowledging that it is a fiduciary of the Plan, and a certificate evidencing the Investment Manager's registration under the Investment Advisers Act. The Trustee may continue to rely upon these instruments and that certificate until otherwise notified in writing by the Administrator.

                  (ii) The Trustee shall follow the directions of the Investment Manager regarding the investment and reinvestment of the Trust Fund, or that portion of the Trust Fund as shall be under management by the Investment Manager. The Trustee shall be under no duty or obligation to review any investment to be acquired, held or disposed of in accordance with those directions or to make any recommendations with respect to the disposition or continued retention of any investment under the Investment Manager management. The Trustee shall have no liability or responsibility for acting without question on the direction of, or failing to act in the absence of any direction from, the Investment Manager, unless the Trustee knows that, as a result, it will be participating in a breach of fiduciary duty by the Investment Manager.

                  (iii) The Investment Manager at any time and from time to time may issue orders directly to a broker for the purchase or sale of securities. In order to facilitate those transactions, the Trustee shall execute and deliver appropriate trading authorizations upon request. Written or electronic notification of the issuance of each order given directly to a broker shall be given promptly to the Trustee by the Investment Manager. The execution of each order shall be confirmed to the Trustee by the broker. The notification shall be authority for the Trustee to pay for securities purchased against receipt and to deliver securities sold against payment, as the case may be.

                  (iv) If an Investment Manager should resign or be removed by the Employer, the Employer shall give the Trustee written notice of the resignation or removal. Upon receipt of the notice, the Trustee shall manage the investment of the Trust Fund unless and until it shall be notified of the appointment of another Investment Manager.

         (c)      MANAGEMENT BY THE ADMINISTRATOR

                  (i) If the Plan so provides, the Administrator may direct any or all investments of the Trust Fund, and the Trustee generally shall follow the directions of the Administrator the investment and reinvestment of any part of the Trust Fund. Investments made at the direction of the Administrator may consist to the extent authorized by the plan of investments in group annuity contracts containing terms and conditions acceptable to the Administrator, investment companies, collective pension and profit sharing trusts sponsored by financial institutions not affiliated with the Trustee, real estate investment trusts, guarantied investment contracts, deposits at banks and other depositor institutions, and any other investment, provided that, for any investment directed by the Administrator, the investment is reasonably satisfactory' to the Trustee from a systems and operations standpoint. The terms and conditions of the declaration of trust for any such collective pension and profit sharing trust are incorporated herein by reference. If the Administrator and the Trustees agree in writing, the Administrator may transmit the funds directly to third parties such as insurance companies, investment companies, or dealers to settle any investment transaction directed by the Administrator.

                  (ii) The Trustee shall be under no duty or obligation to review any investment to be acquired, held, or disposed of in accordance with the Administrator's directions or to make any recommendations with respect to the acquisition, disposition, or continued retention of any investment directed by the Administrator. Nevertheless, the Trustee may refuse to comply with any direction of the Administrator, or dispose of any investment held at the direction of the Administrator and reinvest the proceeds, if it reasonably determines that it may be required to take such an action under the Employee Retirement Income Security Act of 1974, as amended ("ERlSA").

         (d) NOTWITHSTANDING SECTION 2.2(c), THE TRUSTEE MAY RETAIN, WITHOUT OFFSET AGAINST ANY FEE OWED TO IT UNDER THIS AGREEMENT, ANY REASONABLE FEES PAID TO IT, OR TO ANY OF ITS AFFILIATES, BY ANY PERSON FOR THE PROVISION OF INVESTMENT ADVISORY, SHAREHOLDER SERVICING ADMINISTRATIVE, CUSTODIAL, SPONSORSHIP, DISTRIBUTION, OR SIMILAR SERVICES TO ANY REGISTERED INVESTMENT COMPANY, OR TO ANY COLLECTIVE PENSION AND PROFIT-SHARING TRUST WHICH IS EXEMPT FROM TAX BY REASON OF SECTION 501(a) OF THE CODE, IN WHICH ANY INVESTMENT MANAGER (OR THE ADMINISTRATOR) MAY INVEST ASSETS OF THE TRUST FUND.

SECTION 2.4. DIRECTION OF INVESTMENTS BY PARTICIPANTS.

         (a) If the Plan so provides, Participants may direct the investment of assets held in their respective individual account or accounts in investment alternatives selected by the Administrator or set forth in the Plan document or Plan adoption agreement, as the case may be (each an "Investment Alternative"). The Administrator may select as Investment Alternatives collective investment funds managed by the Trustee, portfolios of assets managed by the Trustee or an Investment Manager as the case may be, or other Investment Alternatives (including registered investment companies) acceptable to the Trustee from an administration and operations standpoint.

         (b) The Trustee may establish rules and procedures from time to time for the direction of investments by Participants. Instructions provided to the Trustee in accordance with this subsection 2.4(b) for the direction of investments shall be deemed a certification by the Administrator and the Employer that the investment is (i) in accordance with the terms of the Plan, (ii) in accordance with the investment instructions of the Participant if provided by the Administrator or some other person designated by the Administrator on the Participant's behalf and (iii) complies with applicable law and is otherwise proper. The Trustee shall be fully protected in relying on the truth of any instruction or representation which purports to be given in accordance with this subsection and shall have no duty to investigate the accuracy or authenticity of such an instruction or representation.

         (c) Participants directing their investments shall be solely responsible for the designation of investments for their individual accounts, and neither the Trustee nor any Investment Manager shall be responsible or have any authority with respect to any such designation except for complying with ERISA and with investment directions provided by the Participants in accordance with this Agreement and any procedures established by the Trustee. Further, neither the Trustee nor any Investment Manager shall be obligated to review investments held in any of these Participants' accounts or be responsible for the failure of any Participant to diversify investments. Nevertheless, the Trustee or an Investment Manager, as the case may be, shall remain responsible under this Agreement for the management of any collective investment fund or other portfolio of assets selected as an Investment Alternative (other than a registered investment company) which it manages.

         (d) NOTWITHSTANDING SECTION 2.2(e), THE TRUSTEE MAY RETAIN, WITHOUT OFFSET AGAINST ANY FEE OWED TO IT UNDER THIS AGREEMENT, ANY REASONABLE FEES PAID TO IT, OR TO ANY OF THE AFFILIATES, BY ANY PERSON FOR THE PROVISION OF INVESTMENT ADVISORY, SHAREHOLDER SERVICING, ADMINISTRATIVE, CUSTODIAL, SPONSORSHIP, DISTRIBUTION, OR SIMILAR SERVICES TO ANY REGISTERED INVESTMENT COMPANY OR TO ANY COLLECTIVE PENSION AND PROFIT-SHARING TRUST WHICH IS EXEMPT FROM TAX BY REASON OF SECTION 501(a) OF THE CODE WHICH THE ADMINISTRATOR SELECTS AS AN INVESTMENT ALTERNATIVE.

         (e) If the Administrator selects one or more investments managed by the Trustee as Investment Alternatives, the Trustee shall invest in its discretion in accordance with Section 2.2, those Trust Fund assets which Participants may direct from time to time to the alternatives managed by the Trustee. Nevertheless, the Trustee's investments shall be in accordance with investment objectives selected by the Administrator and shall be made without regard to the Trust Fund's other investments on behalf of those Participants. Further, the Trustee's investments may be made without regard to the proportion any property may bear to the entire amount of the Trust Fund, provided, however, that investments within an Investment Alternative managed by the Trustee shall be so diversified as to minimize the risk of large losses within that Investment Alternative unless it is clearly prudent not to do so under the circumstances in the sole judgment of the Trustee.

         (f) Investment Alternatives consisting of registered investment companies for which the Trustee or any of its affiliates acts as investment adviser shall not be considered to be investment Alternatives managed by the Trustee for purposes of this Agreement. Neither the Trustee nor any of its affiliates assumes any fiduciary responsibility to the Trust or the participants with respect to the management of such a registered investment company except as may otherwise be provided in the investment advisory agreement with the investment company or the Investment Company Act of 1940.

         (g) If the Employer intends that, with respect to any portion of the Trust which is invested in accordance with this Section 2.4, the Plan shall qualify as an o ERISA Section 404(c) Plan,N as that term is defined in Regulation Section 2550.404c-l of the United States Department of Labor or any successor to that regulation. The Employer and the Administrator shall be solely responsible for the Plan satisfying the various criteria set forth in that regulation for qualification as an ERISA Section 404(c) Plan. Thus, among other things, the Employer and the Administrator shall be solely responsible for satisfying the regulation's criteria with respect to selecting a broad range of investment alternatives among which Participants may designate investments of their accounts, providing Participants with adequate information concerning the designated investment alternatives, and restricting the frequency with which

Participants may issue investment instructions.

SECTION 2.5.  ADMINISTRATIVE POWERS OF TRUSTEE.

         The Trustee shall have power in its discretion:

                  (a) To cause any investment to be registered and held in the name of one or more of its nominees, or one or more nominees of any system for the central handling of securities without increase or decrease of liability;

                  (b) To collect and receive any and all money and other property due to the Trust Fund and to give full discharge for the money or property;

                  (c) To settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust; to commence or defend suits or legal proceedings to protect any interest of the Trust; and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal;

                  (d) To organize under the laws of any state a corporation for the purpose of acquiring and holding title to any property which it is authorized to acquire under this Agreement and exercise with respect to that corporation any or all of the powers set forth in this Agreement:

                  (e) To manage, operate, repair, improve, develop, preserve, mortgage or lease for any period any real property or any oil, mineral or gas properties, royalties, interests or rights held by it directly or through any corporation, either alone or by joining with others, using other Trust assets for any of such purposes; to modify, extend, renew, waive or otherwise adjust any or all of the provisions of any such mortgage or lease; and to make provision for amortization of the investment in or depreciation of the value of such property; and

                  (f) To borrow money from others, to issue its promissory note or notes, and to secure repayment by pledging any property in its possession. Nevertheless, no loan or advance shall be made by the Trustee other than temporary advances to the Trust Funds, on a cash or overdraft basis, on which no interest is payable.

                  (g) To employ accountants, actuaries, brokers, appraisers, counsel and others deemed necessary by the Trustee in its administration of the Trust, and to pay from the Trust Fund the reasonable compensation and expenses for such services;

                  (h) To pay from the Trust fund all expenses of the Plan and Trust, including all taxes and all reasonable fees and expenses of the Trust; and

                  (i) Generally to do all acts, whether or not expressly authorized, which the Trustee may deem necessary or desirable for the protection of the Trust Fund.

SECTION 2.6 TRUSTEE'S AUTHORITY.

         Persons dealing with the Trustee shall be under no obligation to see to the proper application of any money paid or property delivered to the Trustee or to inquire into the Trustee's authority as to any transaction.

SECTION 2.7 PAYMENTS AND DISTRIBUTIONS FROM TRUST FUND.

         (a) The Trustee shall make payments, transfers, and distributions from the Trust Fund in accordance with any written directions of the Administrator. The Trustee shall not be responsible for the application of any payment, transfer, or distribution made to a paying agent at such time or times and to such person or person, including, for example, a paying agent or agents designated by the Administrator or the Administrator as paying agent. (Any cash or property so paid or delivered to any paying agent shall be held in trust by the payee until it is disbursed in accordance with the Plan.) The Trustee shall comply with directions to transfer and deliver any part of the Trust Fund to any other trust established for the purpose of funding benefits under the Plan or under any other plan qualifying under Section 401 of the Code established for the benefit of Participants in the Plan or their beneficiaries by the Employer or any successor or transferee of the Employer, but only if the transfer conforms with the requirements of Federal law. Neither during the existence nor upon the discontinuance of the Plan shall any part of the Trust Fund be used for or diverted to purposes other than for the exclusive benefit of the employees of the Employer or their beneficiaries, except as provided by law or in Section 7.2. Any written direction of the Administrator shall constitute a certification that the distribution or payment so directed is one which the Administrator is authorized to direct.

         (b) The Trustee may make any distribution or payment required to be mailing its check for the specified amount, or delivering the specified property, to the person to whom such distribution or payment is to be made, at the address which may have been last furnished to the Trustee. If no such address shall have been so furnished, the Trustee may make the distribution or payment to that person in care of the Employer or the Administrator, or (if so directed by the Administrator) by crediting the account of that person or by transferring funds to such person's account by bank wire or transfer.

SECTION 2.8. LOANS TO PARTICIPANTS.

         If specified in the Plan, the Trustee (or, if loans are treated as Directed Investments under the Plan, the Administrator) may, in the Trustee's (or, if applicable, the Administrator's) sole discretion, make loans to Participants or Beneficiaries as provided in the Plan.

                                   ARTICLE ILL
                                   -----------

                  ADDITIONAL PROVISIONS RELATING TO THE TRUSTEE

SECTION 3.1.  AUTHORITY OF INDIVIDUALS DESIGNATED AS THE ADMINISTRATOR.

         (a) The Trustee may continue to rely on the authority of each person designated by the Employer as the Administrator until notified in accordance with Section 1.1 that that person has ceased to act in that capacity. If at any time no Administrator has been appointed, the Board of Directors of the Employer (or, if the Employer is a partnership, its management committee) shall be deemed to be the Administrator.

         (b) The Administrator may appoint employees of the Employer to act on its behalf on matters relating to the Trust Fund and this Agreement, and, from time to time, it shall certify to the Trustee the name or names of any person or persons so authorized to act. The Trustee may continue to rely on the authority of a person to act for the Administrator until the Administrator notifies the Trustee that that person is no longer authorized to act for the Administrator.

SECTION 3.2. ACTION BY THE EMPLOYER, THE ADMINISTRATOR OR ITS DESIGNATE;
NOTICES.

         (a) The Trustee may rely upon any certificate, notice or direction purporting to have been signed by or on behalf of the Administrator which the Trustee believes to have been signed by the Administrator or the person or persons authorized to act for the Administrator. The Trustee also may rely upon any certificate, notice, or direction of the Employer which the Trustee believes to have been signed by a duly authorized officer or agent of the Employer.

         (b) Communications to the Trustee shall be sent to the Trustee's office or to any such other address as the Trustee may specify. No communication shall be binding upon the Trust Fund or the Trustee until it is received by the Trustee. Communications to the Administrator or to the Employer shall be sent to the Employer's principal office or to any other address as the Employer may specify.

SECTION 3.3. ADVICE OF COUNSEL OR ADMINISTRATOR.

         The Trustee may consult with any legal counsel, including its internal legal staff and counsel to the Employer or the Administrator, with respect to the construction of this Agreement, its duties, or any act which it proposes to take or omit and shall be protected fully with respect to any action or omission taken in reasonable reliance on the advice received. The Trustee may pay the reasonable fees and expenses of any such counsel (including the allocated cost of internal counsel) from the Trust Fund.

SECTION 3.4.  Responsibility of the Trustee.

         (a) The Trustee shall discharge its duties under this Agreement with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with similar matters would use in the conduct of an enterprise of a like character and with like aims. The Trustee shall not be liable for any loss sustained by the Trust Fund by reason of the purchase, retention, sale or exchange of any investment in good faith and in accordance with the provisions of this Agreement and of any applicable Federal law.

         (b) The Trustee's duties and obligations shall be limited to those expressly imposed upon it by this Agreement, notwithstanding any reference to the Plan.

Section 3.5. INDEMNIFICATION OF THE TRUSTEE.

         (a) The Employer shall indemnify, hold harmless, and defend the Trustee, its affiliates, and their officers, agents and employees from and against all damages, claims, losses, liabilities, demands, penalties, obligations, costs, disbursements, and expenses (including, for example, attorneys' and experts' fees, expenses, and disbursements) which it or they may receive, suffer or incur, arising out of or resulting from the performance of the Trustee's responsibilities with respect to the Trust, except to the extent that the same is determined to be the result of the negligence or wilful misconduct of the Trustee or its affiliates or their officers, agents, or employees.

         (b) Additionally, the Employer and the Trust, jointly and separately, shall indemnify, hold harmless, and defend the Trustee, its affiliates, and their officers, agents and employees from and against all damages, claims, losses, liabilities, demands, penalties, obligations, costs, disbursements, and expenses ~including, for example, attorneys' and experts' fees, expenses, and disbursements) which it or they may receive, suffer or incur, arising out of or resulting from the performance of the Trustee's responsibilities with respect to the Trust, except to the extent that the same is determined to be the result of the negligence or willful misconduct of the Trustee or its affiliates or their officers, agents, or employees.

SECTION 3.6. DELEGATION.

         The Trustee may delegate its authority (other than the management and control of the Trust Fund) to one or more persons or entities provided its delegation is prudent. The Trustee shall not be liable for any error or omission by any such delegee provided that the delegation was prudent and the Trustee monitored the performance of the delegee from time to time in a prudent manner.

SECTION 3.7. RETENTION OF THE TRUSTEE AS AGENT.

         The Employer, the Administrator or both at any time may employ the Trustee as agent to perform any act, keep any records or accounts, or make any computations required of the Employer or the Administrator by this Agreement or the Plan. Nothing done by the Trustee as agent shall affect its responsibility or liability as Trustee.

SECTION 3.8. EXPENSES AND COMPENSATION.

         The Trustee shall pay from the Trust Fund its reasonable expenses of management and administration of the Trust including, for example, reasonable compensation of counsel and of any agents engaged by the Trustee to assist it in the management and administration of the Trust Fund, to the extent they are not paid by the Employer. When directed by the Administrator to do so, the Trustee shall also pay from the Trust Fund any specified expenses of administration of the Plan. The Trustee shall be entitled to reasonable compensation for its services as Trustee, to be paid from the Trust Fund from time to time unless first paid by the Employer.

                                   ARTICLE IV
                                   ----------

                        RECORDS - SETTLEMENT OF ACCOUNTS

SECTION 4.1. RECORDS.

         The Trustee shall keep accurate and detailed accounts of all receipts, disbursements, investments, and other transactions of the Trust and all accounts, books and records relating thereto. The Trustee shall not be required to keep records as to the contributions or earnings or losses of the Trust Fund credited or debited to individual Participants, or to the benefits to which individual participants are entitled, except to the extent provided in a separate written agreement between the Employer and the Trustee. Financial statements, books and records with respect to the Trust Fund shall be open to inspection by the Employer or the Administrator or their representatives upon reasonable notice at all reasonable times during business hours of the Trustee and may be audited not more frequently than once in each fiscal year by an independent certified public accountant engaged by the Administrator.

SECTION 4.2. SETTLEMENT OF ACCOUNTS OF TRUSTEE AND ADMINISTRATOR.

         (a) Within 90 days after the close of each year, or any termination of the duties of the Trustee, the Trustee shall prepare, sign and mail to the Employer an account of its acts and transactions as Trustee. If the Employer finds the account to be correct, the Employer shall so inform the Trustee in writing, and the account shall then become an account stated as between the Trustee and the Employer. If within 90 days after receipt of the account or any amended account the Employer has neither indicated its acceptance in writing to the Trustee, nor given the Trustee written notice of any objection to any act or transaction of the Trustee, the account or amended account shall then become an account stated as between the Trustee and the Employer.

If any written notice of objection has been sent to the Trustee, and if the Employer is satisfied that it should be withdrawn or if the account is adjusted to its satisfaction, the Employer shall so inform the Trustee and it shall become an account stated as between the Trustee and the Employer.

         (b) When an account becomes an account stated, it shall be considered to be finally settled, and the Trustee shall be completely discharged and released, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction in an action or proceeding in which the Trustee and the Employer were parties.

         (c) The Trustee, the Administrator or the Employer shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee which has not become an account stated. It shall be necessary to join as parties only the Trustee, the Administrator and the Employer (although the Trustee may also join such other parties as it may deem appropriate). Any judgment or decree entered in such an action or proceeding shall be conclusive.

         (d) The Administrator may also render supplementary or separate accounts of its proceedings to the Employer. All provisions of this Section respecting settlement of the accounts of the Trustee shall prevail with respect to accounts of the Administrator with the same force and effect as if the Administrator were named wherever the Trustee is named in this Section.

SECTION 4.3. DETERMINATION OF INTERESTS UNDER PLAN OR IN TRUST FUND--ENFORCEMENT OF TRUST--LEGAL PROCEEDINGS.

         The Administrator shall have authority to determine the interests of all persons in the Trust Fund or under the Plan, and the Trustee shall have no duty to question any direction given by the Administrator to the Trustee. The Employer and the Administrator shall have authority, either jointly or severally, to enforce this Agreement on behalf of all persons claiming any interest in the Trust Fund or under the Plan.

                                    ARTICLE V
                                    ---------

                       RESIGNATION AND REMOVAL OF TRUSTEE

SECTION 5.1.  RESIGNATION OF TRUSTEE.

         The Trustee may resign at any time by notifying the Employer in writing. The resignation shall take effect upon the earlier of the appointment of a successor under Section 5.3 or 60 days from the date the notice is given.

SECTION 5.2.  REMOVAL OF TRUSTEE.

         The Board of Directors of the Employer may remove the Trustee at any time by delivering to the Trustee a written notice of its removal and an appointment of a successor under Section 5.3. No removal shall take effect prior to 60 days after the delivery of the notice unless the Trustee agrees to an earlier effective date.

SECTION 5.3.  APPOINTMENT OF SUCCESSOR TRUSTEE.

         The appointment of a successor to the Trustee shall take effect upon deliver' to the Trustee of (a) an instrument in writing appointing the successor, executed by the Employer, and (b) an acceptance in writing, executed by such successor, both acknowledged in the same form as this Agreement. The Employer shall send notice of such appointment to the Administrator. If a successor is not appointed within 60 days after the Trustee gives notice of its resignation pursuant to Section 5.1, the Trustee or the Administrator may apply to any court of competent jurisdiction for appointment of a successor. All of the provisions set forth in this Agreement with respect to the Trustee shall relate to each successor with the same force and effect as if the successor had been originally named as Trustee.

SECTION 5.4.  TRANSFER OF FUND TO SUCCESSOR.

         Upon the resignation or removal of the Trustee and appointment of a successor, and after the final account of the Trustee has been settled as provided in Article IV, the Trustee shall transfer and deliver the Trust Fund to the successor.

                                   ARTICLE VI

                  DURATION AND TERMINATION OF TRUST--AMENDMENT

SECTION 6.1. DURATION AND TERMINATION.

         This Trust shall continue for as long as may be necessary to accomplish the purpose for which it was created, but it may be terminated at any time by the Employer by action of its Board of Directors. Notice of the termination shall be given to the Trustee by an acknowledged instrument in writing executed by the Employer, together with a certified copy of the resolution of the Board of Directors of the Employer authorizing the termination.

SECTION 6.2. DISTRIBUTION UPON TERMINATION.

         If this Trust is terminated, the Trustee shall liquidate the Trust Fund to the extent required for distribution upon the written direction of the Administrator. After the Trustee's final account has been settled as provided in
Article IV, the Trustee shall distribute the net balance of the Trust Fund in accordance with the directions of the Administrator, or in the absence of the Administrator's direction, as may be directed by a judgment or decree of a court of competent jurisdiction. Upon making the distributions, the Trustee shall be relieved from all further liability. The powers of the Trustee under this Agreement shall continue so long as any assets of the Trust Fund remain in its hands.

SECTION 6.3.  AMENDMENT.

         The Employer shall have the right at any time and from time to time to amend this Agreement in whole or in part by an acknowledged written instrument delivered to the Trustee executed in accordance with the order of the Employer's Board of Directors. No amendment shall affect the rights and responsibilities of the Trustee without its written consent. Further, no amendment to this Agreement shall divert any part of the Trust Fund to purposes other than the exclusive benefit of the employees of the Employer or their beneficiaries. Any amendment shall become effective upon (i) delivery to the Trustee of the written instrument of amendment, together with a certified copy of the resolution of the Board of Directors of the Employer authorizing the amendment, and (ii) endorsement of receipt by the Trustee on the instrument, together with its consent, if that consent is required.

                                   ARTICLE VII
                                   -----------

                                  MISCELLANEOUS

SECTION 7.1. GOVERNING LAW.

         This Agreement and the Trust hereby created shall be construed and regulated by the laws of the State of New York, except as those laws are superseded by ERISA or other Federal law.

SECTION 7.2. REORGANIZATION OF TRUSTEE.

         Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger, reorganization or consolidation to which the Trustee may be a party, or any corporation to which all or substantially all the pension trust business of the Trustee's Regional Banking line of business may be transferred, shall be the successor of the Trustee under this Agreement, without the execution of any instrument or the performance of any further act.

SECTION 7.3. HEADINGS

         Section names and other headings are included only for purposes of easy reference and shall not affect the meaning of any provision of this Agreement.

SECTION 7.4. COUNTERPARTS

         The parties may execute separate counterparts of this Agreement which, when taken together, shall constitute one Agreement.

         IN WITNESS WHEREOF, The Company and The Chase Manhattan Bank, N.A. have caused this Agreement to be executed by their duly authorized officers on the dates set by their respective signatures.

         THE TRUSTEE                      THE CHASE MANHATTAN BANK
                                          (NATIONAL ASSOCIATION)

                                          BY: /s/ Kathleen Lewis
                                             ------------------------------

ATTEST: /s/ Peggy Nicols                  ITS: Assistant Treasurer
       ------------------                     -----------------------------

                                          DATED: 8/18/94
                                                ---------------------------


      THE EMPLOYER

                                          BY: /s/ Robert J. McGuire
                                             ------------------------------

ATTEST: /s/ Barbara A. Saccente           ITS: Robert J. McGuire, President
       ------------------------               -----------------------------

                                          DATED: 8/9/94
                                                ----------------------------

                      [KROLL ASSOCIATES, INC. LETTERHEAD]



July 15, 1997

Aaron Taylor
Implementation Project Manager
Fidelity Investments
200 Magellan Way
Covington, KY  41015

Dear Aaron:

Attached please fin the Addendum to Articles I, II, III and IV of the Corporate Plan Service Agreement relating to payment of expenses.

Please call me if you have any questions at (212)833-3372.

Sincerely,

/s/ Mary Ellen Lynch

Mary Ellen Lynch
Director, Employee Benefits

                      KROLL ASSOCIATES 401(k) SAVINGS PLAN

                    ADDENDUM TO ARTICLES I, II, III AND IV OF

                       THE CORPORATEplan (sm) SERVICE AGREEMENT

EXPENSES OF THE PLAN WILL BE:

         TYPE OF FEE                      PAID BY                     CHARGED TO
         -----------                      EMPLOYER                    PARTICIPANT
                                                                      (on a flat $ basis)
1.       SET-UP                              X

2.       CONVERSION                          X

3.       ADMIN. SERVICE - Base               X

4.       ADMIN. SERVICE - Per
                  Participant                X

5.       ADDITIONAL INVESTMENT FUND          X

6.       RETURN OF EXCESS CONTRIBUTION       X                                    *

7.       EMPLOYEE COMMUNICATIONS             X

8.       PARTICIPANT LOAN SET-UP                                              X   *

9.       PARTICIPANT LOAN - ANNUAL                                            X   *

10.      TRUSTEE FEE                         X

*        Charged only to affected participants

--------------------------------------------------------------------------

NOTE: The Employer shall consult with their attorney to determine if the above expenses are reasonable expenses of the Plan under Sections 403(c)(1) AND 404(a)(1)(A) of the Employee Retirement Income Security Act of 1974. This form will serve as notification to Fidelity of the party responsible for paying the Fidelity fees of the Employer's Plan.

ACCEPTED BY:                            FIDELITY MANAGEMENT TRUST COMPANY,
                                        AS TRUSTEE:

BY: /s/ N.E. Paciotti                   BY:
   ----------------------------------      --------------------------------
TITLE: Chief Financial Officer          TITLE:
      -------------------------------         -----------------------------
DATE: 7/15/97                           DATE:
     --------------------------------        -------------------------------

                                SERVICE AGREEMENT

                           PROFIT SHARING/401(k) PLAN

This Agreement is between Fidelity Management Trust Company ("Fidelity") and

Kroll Associates, Inc.
--------------------------------------------------------------------------------

(the "Employer"), who maintains the Plan designated below.

PLAN NAME:                      Kroll Associates 401(k) Savings Plan & Trust
                                ------------------------------------------------

                                ------------------------------------------------
IMPLEMENTATION DATE:
                                ------------------------------------------------

NUMBER OF ELIGIBLE EMPLOYEES:    188
                                ------------------------------------------------

SELECT ONE:                     [ ]       Start Up Plan

                                [x] Conversion Plan or Start Up plan with assets transferred from another plan

-        ARTICLE I.  IMPLEMENTATION SERVICE FEES:

         SET UP FEE:

         Includes:

         -        Camera-ready copy of all relevant Administrative Forms

         -        Employee Communication Materials

         -        Fidelity Retirement Services Workbench software and Reference
                  Manuals

         - Implementation Conference Call - Issues covered include electronic data transmission, contribution processing cycles, ordering communication materials, plan administrative needs, plan profile, project timetables, and resource coordination.

         -        One Administrative Manual

         -        One original Summary Plan Description

         - Prototype plan document (updated as required to ensure compliance with the Internal Revenue Code)

SERVICE AGREEMENT - PROFIT SHARING/401(k) PLAN - FORM SIDE 1

CONVERSION FEE:                                                                 $   0  *
(For Conversion Plans or Start-up Plans with Assets Transferred
From Another Plan)

         Includes:

         -        Establishment of historical data on the Fidelity Participant
                  Recordkeeping System (FPRS)

         - Implementation Meeting, if necessary - Issues covered include data transmission, contribution processing cycles, plan administrative needs, plan profile, project timetables, and resource coordination

         -        Preparation of Participant and plan records for FPRS

         -        Reconciliation of all conversion data

         -        Transfer of assets from current Trustee

*To be completed and initialed by a Fidelity-Representative.

-        ARTICLE II.  ADMINISTRATIVE SERVICE FEES:

         ANNUAL FEES (SUM OF (1) THROUGH (4)):

         (1)      BASE FEE                                                      $2,000

         (2)      PER PARTICIPANT FEE:

                  Contributions will be remitted to Fidelity via wire transfer on a (select one):

                 --
                  x        Monthly (or less frequent) Cycle  $28 per Participant
                 --

                 --
                           Biweekly or Semimonthly Cycle     $35 per Participant
                 --

                 --
                           Weekly Cycle                      $40 per Participant
                 --

                  The minimum fee under Sections (1) and (2) is $4,500 except if the Employer elected a biweekly, semimonthly or weekly contribution cycle. If a biweekly or semimonthly cycle is selected then the minimum fee is $4,500 plus an additional $7 per participant. If a weekly cycle is selected then the minimum fee is $4,500 plus an additional $12 per participant.

                  Includes:

                  -        Contribution processing on the designated cycle

                  -        Daily valuation



SERVICE AGREEMENT - PROFIT SHARING/401(k) PLAN - FORM SIDE 2

                  - Investment exchanges of existing Participant account balances

                  -        Investment direction of future contributions

                  -        Monthly Trial Balance Report

                  -        Monthly withdrawals

                  -        Quarterly Administrative Report*

                  - Quarterly Statements mailed directly to Participants' homes*

                  - Twenty-four hour Participant telephone access to account balance and fund price information

* The Quarterly Administrative Report and Quarterly Statements will be generated on an off calendar quarter cycle.

(3) (OPTIONAL)

----------------------------------------------------------------------------------------------------------
                                                                 PARTICIPANTS              AMOUNT PER FUND
----------------------------------------------------------------------------------------------------------
    ADDITIONAL FEE FOR EACH FIDELITY FUND                             1-1,000                       $  500
    OFFERED FOR THE PLAN IN EXCESS OF SEVEN.                      1,001-2,000                       $1,000
                                                              MORE THAN 2,000                       $1,500
----------------------------------------------------------------------------------------------------------

    INDICATE THE NUMBER OF FUNDS OFFERED UNDER THE PLAN IN EXCESS OF SEVEN:  THREE   .
                                                                           -----------

(4)(OPTIONAL)

   ADDITIONAL PER-PARTICIPANT FEE FOR FROZEN EMPLOYEE

   VOLUNTARY AFTER-TAX CONTRIBUTION (FROZEN OR ACTIVE) ACCOUNT:                 $   10

(Only for those Participants with active or inactive after-tax balances.)


SERVICE AGREEMENT - PROFIT SHARING/401(k) PLAN - FORM SIDE 3

- ARTICLE III.  TRUSTEE SERVICE FEES:

  ANNUAL FEE:                                                                   $ 2,800
         Includes:

         -        Annual Plan-Year-End Summary Reporting Package on a cash basis

         -        Custody of plan assets held in trust at Fidelity

         -        Distribution checks and annual IRS Form 1099-R Tax reporting

         - Plan assets invested at the direction of Participants, or the Employer if Employer direction is elected

         -        Service for Exiting Employees (SEE) Kit for IRA Rollovers

- ARTICLE IV. ADDITIONAL FEES:

  (1)    EMPLOYEE COMMUNICATION

         -        Initial Employee enrollment                 No charge for one day-one city meetings**
                  meeting presentations

         -        Meetings for additional                                  $500 per day for same city**
                  consecutive days of                               $750 per day for additional sites**
                  initial Employee enrollment
                  meetings

         **  Limit of four meetings per day

  (2)    PARTICIPANT LOANS

         -        Participant loan application fee processed via batched hardcopy             $75 setup

         -        Participant loan maintenance                                             $25 per year

                  (Loan fees must be paid by the Employer unless paid by the Participant.)

 (3)     RECORDKEEPING GUARANTEED INSURANCE CONTRACT (GIC)

         - Annual Fee                                                                        $_________
         (Based upon Fidelity's review of the GIC.
         To be completed and initiated by a Fidelity Representative.)




SERVICE AGREEMENT - PROFIT SHARING/401(k) PLAN - FORM SIDE 4

                  Three percent of the GIC assets will be maintained as a Reserve Fund by Fidelity in a money market portfolio for Participant redemptions. The annual GIC recordkeeping fee will not apply to this Reserve Fund. Instead, an investment management fee of up to 18 basis points will be charged and deducted from the Reserve Fund's interest income.

         (4)      MISCELLANEOUS DISTRIBUTIONS

                  -        Refund of Participant 401(k) excess deferrals,                            $25 per Participant
                           contributions, or annual additions.  This fee will be                     (Only for those
                           charged to the Employer                                                   Participants who receive
                                                                                                     refunds.)

         (5)      NON-DISCRIMINATION TESTING (SELECT ONE):                             / x/  YES             / /    NO

                  By indicating "yes" in the above box, the Employer authorizes Fidelity to perform the Core and/or Additional Tests listed below.  PLEASE CHOOSE EITHER PACKAGE TESTING SERVICES
                  (OPTION "a") OR ONE OR MORE OF THE TESTS OFFERED UNDER THE INDIVIDUAL TESTING SERVICES
                  (OPTION "b").  (Note:  The services included under option "a" include all of the individual tests listed under option "b.")  The Employer understands that the non-discrimination tests'
                  results are based upon the information provided to Fidelity by the Employer.  Fidelity cannot be responsible for invalid test results that are based upon incorrect or incomplete information provided to Fidelity.  Fidelity has no obligation to solicit data, nor does t have an obligation to ascertain the accuracy or completeness of the data received.  The
                  Employer must complete a Fidelity non-discrimination testing questionnaire before the initial test can be performed.

         (a)      [X]  PACKAGE TESTING

                  (Effective for plan years beginning on or after january 1, 1994)

                  If the Package Testing Service is elected, Fidelity will perform SEMI-ANNUAL Actual Deferral Percentage, Actual
                  Contribution Percentage, Annual Addition and Deferral
                  Contribution Limitation tests (as outlined in the Core Testing
                  Services section below) and, as necessary, the ANNUAL Top
                  Heavy, Minimum Coverage, and Minimum Participation tests (as outlined in the Additional



SERVICE AGREEMENT - PROFIT SHARING/401(k) PLAN - FORM SIDE 5

                  Testing section below) for the Employer's Plan. The fees for these services are as follows:


                  Initial test date for semi-annual test: June 30, 1997 (Please specify.)
                                                          -------------
=============================================================================================================
                             PLAN SIZE                                                          PACKAGE TESTS
              (BASED ON NUMBER OF ELIGIBLE EMPLOYEES)
-------------------------------------------------------------------------------------------------------------
                              1 - 500                                                              $2,250
                            501 - 1,000                                                            $3,300
                           1,001 - 2,000                                                           $4,350
=============================================================================================================

         (b)   [ ] INDIVIDUAL TESTING SERVICES

                  (1) SEMI-ANNUAL OR ANNUAL CORE TESTING SERVICES
                  If elected, Fidelity will perform the non-discrimination test required by Internal Revenue Code (IRC) Section 401(k)(3) (Actual Deferral Percentage Test (ADP)) and, if applicable, by IRC Section 401(m)(2) (Actual Contribution Percentage Test
                  (ACP)). The annual fee for performing the tests is listed below. Fidelity must receive complete and accurate data in the required format thirty days prior to the anticipated distribution date of Participant refunds due to the Plan's failure of the non-discrimination tests under IRC Section 401(k)(3) and/or 401(m)(2). Fidelity must receive proper written authorization from the Employer before making any such distributions.

                  There are two CORE TESTING SERVICE Options, Semi-Annual or Annual Testing. You may elect one of the following options.

                           Semi-Annual ADP, ACP, IRC Section 415(c)(1) and IRC
                           Section 402(g) Limit Testing Annual ADP, ACP, IRC
                           Section 415(c)(1) and IRC Section 402(g) Limit
                           Testing

SERVICE AGREEMENT - PROFIT SHARING/401(k) PLAN - FORM SIDE 6

         Initial test date for semi-annual test:               (Please specify.)
                                                ---------------

============================================================================================================================
                  PLAN SIZE                                       ANNUAL                                       SEMI-ANNUAL
            (BASED ON NUMBER OF                                 (ONE TEST)                                     (TWO TEST)
             ELIGIBLE EMPLOYEES)                                  CYCLE*                                         CYCLES*
----------------------------------------------------------------------------------------------------------------------------
                   1 - 500                                        $1,300                                         $1,500
                 501 - 1,000                                      $1,800                                         $2,200
                1,001 - 2,000                                     $2,000                                         $2,900
============================================================================================================================


         *Each CORE TESTING SERVICES CYCLE includes an ADP Test, an ACP Test, IRC Section 402(g) Deferral Limitation Monitoring (for calendar year plans only), and IRC Section 415(c)(1) Limitation Monitoring (for Defined Contribution Plans only). A quarterly testing cycle is available, and the fee will be quoted upon request.

         (2)      ADDITIONAL TESTING SERVICES

         [ ] IRC Section 416(c)(2) Top-Heavy Test (Annual Top-Heavy Test for Defined Contribution Plan(s)). Fidelity will perform the top-heavy test for an Employer that also has a defined benefit plan that is aggregated with the defined contribution plan. However, the Employer must timely provide Fidelity with the relevant defined benefit plan information.

         [ ] IRC Section 410(b)(1) Minimum Coverage Test (Annual Ratio Percentage Test only) and IRC Section 401(a)(26) Minimum Participation Test.

SERVICE AGREEMENT - PROFIT SHARING/401(k) PLAN - FORM SIDE 7

The fees for the Additional Testing Services, if they are elected individually, are as follows:

===================================================================================================================================
                  PLAN SIZE                                         IRC                                     MINIMUM COVERAGE
             (BASED ON NUMBER OF                             SECTION 416(C)(2)                        (RATIO PERCENTAGE TEST ONLY)
             ELIGIBLE EMPLOYEES)                              TOP-HEAVY TEST                                   AND MINIMUM
-----------------------------------------------------------------------------------------------------------------------------------
                   1 - 500                                         $750                                           $750
                 501 - 1,000                                      $1,100                                         $1,100
                1,001 - 2,000                                     $1,450                                         $1,450
===================================================================================================================================


**  This fee includes the Minimum Coverage Test and the Minimum Participation
Test.

Any annual IRC tests not elected in options "a" or "b" are the responsibility of the Employer. The data for the Core and/or Additional Testing Services must be transmitted to Fidelity on magnetic tape or via Fidelity Retirement Service Workbench Software.

The Employer will be billed a pro-rata portion of the entire annual Non-Discrimination Testing Service fee at the end of each quarter based upon the number of tests elected in the Employer's Authorization for Non-discrimination Tests. If testing is required for more than one plan of the Employer, a fee will be charged for each plan based upon the number of Employees eligible to participate in that plan. If extraordinary consulting regarding the results of the non-discrimination tests is provided by Fidelity personnel to the Employer, then such consulting will be provided at the rate of $100 per hour. In addition, any correction or manipulation of Plan data by Fidelity personnel at the request of the Employer will be charge at the rate of $100 per hour.

SERVICE AGREEMENT - PROFIT SHARING/401(k) PLAN - FORM SIDE 8

-        ARTICLE V.  BILLING INFORMATION

          Fidelity's quarterly invoice for services rendered will be sent to the following address:

          Contact Name:                     Mary Ellen Lynch
                                            -----------------------------------
          Telephone Number:                 (212) 833-3372
                                            -----------------------------------
          Title:                            Director, Employee Benefits
                                            -----------------------------------
          Address:                          Kroll Associates, Inc.
                                            -----------------------------------
          City/State/Zip Code:              900 3rd Ave., New York, NY  10022
                                            -----------------------------------

-        ARTICLE VI.  CONTACTS:

         PRIOR RECORDKEEPER:                Buck Consultants
                                            -----------------------------------
         Contact Name:                      Richard Semper, Martin Shapiro
                                            -----------------------------------
         Telephone Number:                  (201) 902-2674, (212) 330-1185
                                            -----------------------------------
         Title:                             Manager, Consulting Actuary
                                            -----------------------------------
         Address:                           500 Plaza Drive
                                            -----------------------------------
         City/State/Zip Code:               Secaucus, NJ  07096-1533
                                            -----------------------------------

         PRIOR TRUSTEE:                     Chase Manhattan Bank, N.A.
                                            -----------------------------------
         Contact Name:                      Kathleen Lewis
                                            -----------------------------------
         Telephone Number:                  (716) 258-5255
                                            -----------------------------------
         Title:                             Assistant Treasurer
                                            -----------------------------------
         Address:                           Institutional Trust Services, One Chase Square
                                            -----------------------------------
         City/State/Zip Code:               Rochester, NY  14643
                                            -----------------------------------

SERVICE AGREEMENT - PROFIT SHARING/401(k) PLAN - FORM SIDE 9

         PRIOR CUSTODIAN:
         (if not Trustee)                   -----------------------------------

         Contact Name:
                                            -----------------------------------
         Telephone Number:
                                            -----------------------------------
         Title:
                                            -----------------------------------
         Address:
                                            -----------------------------------

         City/State/Zip Code:

         EXTERNAL PAYROLL VENDOR:           Ceridian
                                            -----------------------------------
         Contact Name:                      Level One Services
                                            -----------------------------------
         Telephone Number:                  1-800-608-5555
                                            -----------------------------------
         Title:                             Account #s M641,2,3
                                            -----------------------------------
         Address:                           142 West 57th Street
                                            -----------------------------------

         City/State/Zip Code:               New York, NY  10019
                                            -----------------------------------

         INTERNAL PAYROLL CONTACT:          Kroll Associates
                                            -----------------------------------
         Contact Name:                      Darren Rosemond
                                            -----------------------------------
         Telephone Number:                  (212) 833-3365
                                            -----------------------------------
         Title:                             Payroll Manager
                                            -----------------------------------
         Address:                           900 Third Ave., 7th Fl
                                            -----------------------------------
         City/State/Zip Code:               New York, NY  10022
                                            -----------------------------------
         Payroll Frequency/Dates:           15th & 31st of each month
                                            -----------------------------------


SERVICE AGREEMENT - PROFIT SHARING/401(k) PLAN - FORM SIDE 10

-        ARTICLE VII.  TERMS OF AGREEMENT:

         The Implementation, Administrative, Trustee Services, and Additional Fees specified on pages one through eight are contingent upon both parties fulfilling their respective responsibilities in the following sections:

1.       DATA SUBMISSION:

         The Employer or Plan Administrator will provide Fidelity with accurate and complete data via electronic data transmission, magnetic tape, or the Fidelity Retirement Services Workbench Software on a timely basis. As of the Implementation Date, the Employer or Plan Administrator must send Fidelity the following required data for each new or existing
         Participant: name, Social Security Number, address, employment dates, employment status, and initial investment elections. After the Implementation Date, the Employer or Plan Administrator may only send Fidelity the aforementioned information for a new Participant or changes to the name, address, employment dates, or employment status for an existing Participant. Investment election changes may only be made as provided in this Article VII, Section Four. Fidelity will not be responsible for any losses and/or expenses that arise due to the submission of incorrect or incomplete data, or data transmitted to Fidelity in an improper format.

2.       SERVICES:

         Fidelity will have the responsibility to perform only the services set forth in Articles I, II, III, and IV of this Agreement, effective as of the Implementation Date. All other regulatory and administrative matters relating to the Plan shall be the responsibility of the Employer and the Plan Administrator. If so elected, the Employer may engage Fidelity to perform the required annual Internal Revenue Code tests offered by its Non-discrimination Testing Services Group.

3.       INITIAL INVESTMENT ELECTION:

         If Participant direction is elected by the Employer, each Participant in the Plan shall submit his/her initial investment elections to the Employer or Plan Administrator. These elections will then be submitted to Fidelity by the Employer or Plan Administrator in accordance with the terms set forth in Section One. All subsequent investment elections for existing Participants must be made in accordance with Section Four using the Fidelity telephone exchange system. Existing Participants must use the Fidelity telephone exchange in Section Four to make investment changes.

4.       TELEPHONE DIRECTIONS BY PARTICIPANTS:

         If Participant direction is chosen by the Employer each Participant in the Plan shall be permitted to direct the investment of his/her individual account balance and investment of future



SERVICE AGREEMENT - PROFIT SHARING/401(k) PLAN - FORM SIDE 11 contributions among available investment options through the use of Fidelity's telephone exchange system. The Employer hereby directs Fidelity to act upon such telephone instructions without questioning the authenticity of such direction other than as provided in the third paragraph of this section. Fidelity will not be responsible for any losses and/or expenses that arise for clients who provide changes for existing Participant investment elections via the Fidelity Retirement Services Workbench Application electronic data transmission or magnetic tape.

         This service allows Participants to telephone Fidelity between the hours of 8:30 AM and 8:00 PM Eastern Time on any business day. the number of exchanges from a Participant's existing account balance will be governed by the mutual fund prospectus unless otherwise limited by the Employer in accordance with Section 6.03 of The CORPORATEplan for Retirement(SM) Prototype Basic Plan Document. Fidelity reserves the right to modify or withdraw the exchange privilege in the future. All telephone conversations will be recorded for the protection of Fidelity and the Participants. Fidelity will not be responsible for determining he authenticity of Participant and his/her telephone instructions. A confirmation of the exchange of existing account balances and/or a change in investment of future contributions will be mailed to the Participant within seven business days of the call. If the telephone call is received prior to 4:00 PM Eastern Time, the requested exchange will be effective with that day's mutual fund closing prices. If the telephone call is received after 4:00 PM
         Eastern Time, the exchange     will be effective with the next
         business day's closing prices.

         A Participant will be required to provide the Fidelity telephone exchange system representative with his/her Employer's plan number, Social Security Number and personal identification number. For security purposes, upon proper notice to Fidelity, the Employer shall have the right to require a Participant to respond to additional questions (i.e., date of birth, date of hire, etc.) before being able to access his/her accounts. Only authorized Plan contact(s) and the Participant shall have access to a Participant's account. A Participant's ex-spouse who has a segregated account in the Plan under a Qualified Domestic Relations Order (QDRO) shall have access only to this account. A Participant's spouse or any other third party may not have access to the Participant's account or make exchanges of existing account balances and/or changes in the investment of future contributions. Upon proper documentation and notice of the Employer, an individual who becomes an active Beneficiary in accordance with Section 2.01(a)(3) of the Basic Plan Document due to the death of the Participant shall have the right to access the deceased Participant's account. Fidelity reserves the right to establish a separate account for the Beneficiary based upon his/her entitlement to the deceased Participant's account.

         A Participant may not change his/her address through the telephone exchange system. All such changes must be submitted to the Employer in writing. The Employer shall then send such changes to Fidelity in the required format.

SERVICE AGREEMENT - PROFIT SHARING/401(k) PLAN - FORM SIDE 12

5.       EMPLOYER INVESTMENT DIRECTION:

         If Employer investment direction is chosen by the Employer, then all Participant accounts must be invested in Fidelity Fund(s) elected in
         Section 1.14(b) of the Adoption Agreement. A Participant will not be allowed to make any telephone exchanges of his/her account balance. Fidelity will provide the Employer with procedures for exchanging Participant account balances between/among Fidelity Fund(s) offered under the Plan. Exchanges requested by an authorized Plan representative will be executed within the time period specified in the procedures. Fidelity reserves the right to modify the procedures upon notice to the Employer.

6.       CONTRIBUTIONS:

         The Employer will be responsible for computing Employer contributions for eligible Participants unless Fidelity provides such a service. Contribution information must be received by Fidelity in an acceptable media: diskette, electronic data transmission, Fidelity Retirement Services Workbench Software or magnetic tape in the required Fidelity format. The Employer must consolidate the contribution information for multiple payrolls and/or multiple payroll sites onto one diskette, electronic data transmission. Fidelity Retirement Services Workbench Software or magnetic tape before sending it to Fidelity. The Employer will remit contributions by wire transfer to Fidelity after receiving notification and approval from Fidelity to wire the funds. Employer contributions may be sent on a quarterly or a less frequent cycle. The trade date of the transaction will be the day the funds are received by Fidelity. Unsolicited or unidentified wire transfers of contributions will not be invested until they can be properly identified and reconciled by Fidelity.

7.       WITHDRAWALS:

         Withdrawal requests, including loans, will be processed monthly based upon a mutually acceptable date determined immediately after the implementation period by Fidelity and the Plan Administrator except no withdrawal will be processed between December 15 and January 1. Fidelity will process all withdrawals and mail the checks to the Participants within ten business days of the monthly processing date. Withdrawals will only be processed if there is complete, accurate and properly authorized data received by Fidelity in the required media. All withdrawal requests received after the monthly cutoff date will be processed the following month. The monthly withdrawal date may be changed once each Plan Year based upon the written consent of Fidelity and the Employer. Fidelity reserves the right to process withdrawals on a more frequent basis.

8.       IRS DETERMINATION LETTER FILING:

         The Employer must use the Fidelity CORPORATEplan for Retirement(sm) Prototype Basic Plan Document and corresponding Adoption Agreement. The Employer can not add, delete, or modify


SERVICE AGREEMENT - PROFIT SHARING/401(k) PLAN - FORM SIDE 13 them in any way. The Employer will be responsible for completing and executing the Adoption Agreement Standardized or Non-Standardized. Fidelity as the Prototype Plan is responsible for updating and amending the Prototype Plan Documents. If the Nonstandardized Adoption Agreement is used, or if the Standardized Adoption Agreement is used and the Employer maintains, or has ever maintained, another plan, the Employer may not rely on the opinion letter issued by the national Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Internal Revenue Code. The Employer is responsible for filing a request with the appropriate Internal Revenue Service office to obtain an individual determination letter for its Plan.

9.       INITIAL EMPLOYEE COMMUNICATION MEETINGS:

         The initial day of Employee enrollment meetings will be limited to four meetings. Additional fees will be incurred if meetings are held on additional consecutive days or at multiple sites. Initial meetings represent those meetings conducted by Fidelity before or immediately after the Implementation Date of the Plan. Additional fees will be charged for all re-enrollment meeting or meetings conducted sixty days after the Implementation Date.

10.      TRANSITION PERIOD:

         An existing Employer Plan converting to Fidelity's CORPORATEplan for Retirement(sm) will be subject to a transition period to facilitate the movement of Participant records and Plan assets from the prior recordkeeper and/or trustee to Fidelity. The Employer will be responsible for ensuring the prior recordkeeper provides Fidelity with all of the required Participant account balance history and related information. The Plan assets must be converted to cash and wired to Fidelity on the Implementation Date unless the assets are already invested in a Fidelity mutual fund offered under The CORPORATEplan for Retirement(sm) (Fidelity reserves the right, upon sufficient written notice, to require the Employer to liquidate all holdings in Fidelity mutual funds as of the Implementation Date). The assets will be invested in a money market fund until the transition period is completed. The transition period will be from the Effective Date in
         Section 1.01(g) of the Adoption Agreement through the date the conversion process is completed and approved by the Employer. Participants will not be able to make withdrawals, exchanges, or redirect future contributions during the transition period. Fidelity will provide the Employer with information about the conversion process and the transition period.

         The duration of the transition period is dependent upon the cooperation of the prior recordkeeper, prior trustee, the Employer and the Plan Administrator. Fidelity can not guarantee that the transition period will end as of a specified date, or the length of time required to complete the implementation period.

SERVICE AGREEMENT - PROFIT SHARING/401(k) PLAN - FORM SIDE 14

11.      FEES:

         As consideration for its services under this Agreement, Fidelity shall be entitled to the fees computed in accordance with Articles I, II, III and IV of this Agreement and any additional fees described in this Section. A reasonable additional fee will be charged if Fidelity has to reprocess any contribution data transmission due to excessive errors of the Employer or payroll vendor. Additional services and special reports or statements may be provided if Fidelity and Employer enter into a separate written agreement identifying such services and the associated fees. Fidelity shall be entitled to reasonable compensation for its costs and expenses incurred in the event of termination of this Agreement. Fidelity reserves the right to charge a termination fee equal to a full year of fees identified under Articles I, II, III and IV in the event the Employer terminates its relationship with Fidelity within one year after the Implementation Date.

         Fidelity will charge an additional Conversion Fee under Article I if either the Employer acquires another Company and merges the acquired Company's plan with its Plan or the Employer receives additional assets to be added to its existing Plan. The Conversion Fee will be determined after the relevant information has been received by Fidelity. This fee will be communicated to the Employer prior to the conversion of additional assets into the Employer's Plan.

         The implementation service fee in Article I will be billed during the implementation process. The annual base fees in Article II will become effective as of the earlier of the date the telephone exchange service becomes available to Participants and/or the Employer, or the date Fidelity processes withdrawals. These fees will be prorated through the end of the initial quarter. All Fidelity fees in Articles II, III and IV will be billed in arrears to the Employer on a quarterly basis. An Employee is treated as a Participant for purposes of the annual per-participant fee if he/she has an account balance on any day of the quarter or any previous quarter in the twelve-month annual billing cycle. Therefore a Participant receiving a distribution will be considered a Participant in each quarter in which he/she had an account and each quarter thereafter in the billing cycle. The trustee fees in
         Article III will become effective as of the later of the Plan's Effective Date in Section 1.01(g) of the Adoption Agreement or the Implementation Date.

         If payment of the aforementioned fees is not received by Fidelity within sixty days of receipt of Fidelity's quarterly invoice, or the fees are to be paid by the Participants, then the fees shall be paid from the Trust fund. Unless allocable to the accounts of particular Participants, such fees shall be charge against the respective accounts of all Participants in such reasonable manner as the Trustee may determine.


SERVICE AGREEMENT - PROFIT SHARING/401(k) PLAN - FORM SIDE 15

12.      DURATION AND AMENDMENT:

         This Agreement shall remain in effect for the remainder of the current calendar year and shall thereafter be automatically extended for successive one-year terms. Either party, however, by sixty days prior written notice to the other, may terminate this Agreement unless the receiving party agrees to a shorter notice period. This Agreement may be amended or modified at any time and from time to time by an instrument executed by the parties. Notwithstanding the foregoing, Fidelity reserves the right to amend unilaterally the fee schedule upon sixty days prior written notice to the Employer.

13.      PARTICIPANT LOANS:

         The Employer or Plan Administrator shall act as the Trustee's agent for the purpose of holding Participant loans and the related documentation and as such shall (1) hold physical custody of and keep safe the promissory notes and other loan documents, (2) collect and remit all principal and interest payments to the Trustee, (3) advise the Trustee of the date, amount and payee of the checks to be drawn representing loans, and (4) cancel and surrender the promissory note and other loan documentation to the Participant when a loan has been paid in full.

14.      BENEFICIARY DESIGNATION FORMS:

         The Employer or Plan Administrator will be responsible for physical custody of all Participant beneficiary designation forms.

15.      RECORDKEEPING GUARANTEED INVESTMENT CONTRACTS:

         Fidelity may provide recordkeeping services for an additional fee for a guaranteed investment contract ("GIC") held in an existing plan that converts to The CORPORATEplan for Retirement(sm). The Employer's Plan must meet all of the criteria established by Fidelity before the GIC can be recordkept. Fidelity will review the GIC to determine any required changes. Fidelity will then notify the Employer of the required changes. The Employer will be responsible for negotiating directly with the Insurance Company for any changes that will be required to the GIC for Fidelity to recordkeep it. Fidelity will not conduct any Employee communication meetings until after all of the required changes have been agreed to by the Employer and the Insurance Company.

         Upon maturity of the GIC all proceeds must be invested into Fidelity Funds. Fidelity will not trustee the GIC assets and the Employer will be responsible for the establishment of a separate trust or fund under The CORPORATEplan for Retirement(sm) Prototype Basic Plan Document. The Employer will be required to sign a Consent to a Separate Trust/Fund and GIC Operating Agreement with Fidelity prior to the Effective Date listed in Section 1.01(g) of the Adoption Agreement. the former Agreement will identify the procedures and conditions for Fidelity to recordkeep the GIC.


SERVICE AGREEMENT - PROFIT SHARING/401(k) PLAN - FORM SIDE 16

16.      USE OF SERVICE AGREEMENT:

         The use of this Service Agreement is contingent upon the use of The CORPORATEplan for Retirement(SM) Prototype Basic Plan Document and Corresponding Adoption Agreement. Fidelity shall have no responsibility whatsoever if the Employer attempts to use a plan document other than The CORPORATEplan for Retirement(SM) Document.

17.      INVESTMENTS:

         Fidelity shall have no discretion or authority with respect to the investment of the Plan assets but shall act solely as a directed trustee of the contributed funds. All Plan assets must be invested in allowable Fidelity Funds under The CORPORATEplan for Retirement(SM) as selected by the Employer unless a separate trust or fund is established under the Prototype Basic Plan Document with the written consent of Fidelity. The Employer may add, delete or replace any Fidelity Fund with another by providing Fidelity with proper written direction at least thiry days prior to the effective date of the change. Fidelity may charge the Employer a reasonable fee to facilitate the replacement of mutual fund(s).


18.      SERVICE PROVIDERS:

         Fidelity Management Trust Company is the Trustee of the Employer's Plan under The CORPORATEplan for Retirement(SM). Fidelity may use its affiliates in providing the services described in this Agreement.


SERVICE AGREEMENT - PROFIT SHARING/401(k) PLAN - FORM SIDE 17

- SPECIMEN SIGNATURES:

         At least one person is required to be authorized to provide instructions to Fidelity Management Trust Company regarding The CORPORATEplan for Retirement(SM) Account. Only the following person(s) designed below is/are authorized to advise Fidelity on all plan administrative matters:

NAME & TITLE                                 SPECIMEN SIGNATURE

Mary Ellen Lynch                             /s/ Mary Ellen Lynch
--------------------------------             ----------------------------------
Director, Employee Benefits
--------------------------------

N.E. Paciotti                                /s/ N.E. Paciotti
--------------------------------             ----------------------------------
Chief Financial Officer
--------------------------------

Robert J. McGuire                            /s/ Robert J. McGuire
--------------------------------             ----------------------------------
President
--------------------------------

--------------------------------             ----------------------------------

--------------------------------


PROCEDURE FOR CHANGING SPECIMEN SIGNATURES

The specimen signatures can be changed by the Employer at any time. To add new authorized signer, the Employer must send a letter of instruction signed by an authorized individual to the Account Manager, with an original specimen signature of the new authorized signer. To delete or replace a signer, the Employer should identify the name(s) of the individual(s) who is/are no longer authorized signer(s). The Employer must provide any change at least ten business days prior to the date the change will become effective.



SERVICE AGREEMENT - PROFIT SHARING/401(k) PLAN - FORM SIDE 18

                                 EXECUTION PAGE
                                (FIDELITY'S COPY)

This Agreement shall be governed by the laws of the Commonwealth of Massachusetts except to the extent such laws are superseded by Section 514 of ERISA. This Agreement shall be effective for the Plan as of the later of the Effective Date in Section 1.01(g) of the Adoption Agreement or the Implementation Plan.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE EXECUTED BY THEIR DULY AUTHORIZED OFFICERS.

EMPLOYER:                                           EMPLOYER:
Print Name: N.E. Paciotti                           Print Name:
           ----------------------------                        ---------------------------
Signature: /s/ N.E. Paciotti                        Signature:
           ----------------------------                        ---------------------------

Title: Chief Financial Officer                      Title:
      ---------------------------------                   --------------------------------
Date:   12-19-96                                    Date:
      ---------------------------------                   --------------------------------

Note: Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates two authorized signatures.

FIDELITY MANAGEMENT TRUST COMPANY

Print Name: Eric L. Wichmann
           ----------------------------
Signature:  /s/ Eric L. Wichmann
            Authorized Signatory
           ----------------------------
Title:
      ---------------------------------
Date: 2/14/97
     ----------------------------------

SERVICE AGREEMENT - PROFIT SHARING/401(k) PLAN - FORM SIDE 19

                                 EXECUTION PAGE
                                (EMPLOYER'S COPY)

This Agreement shall be governed by the laws of the Commonwealth of Massachusetts except to the extent such laws are superseded by Section 514 of ERISA. This Agreement shall be effective for the Plan as of the later of the Effective Date in Section 1.01(g) of the Adoption Agreement or the Implementation Plan.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE EXECUTED BY THEIR DULY AUTHORIZED OFFICERS.

EMPLOYER:                                           EMPLOYER:
Print Name: N.E. Paciotti                           Print Name:
           ----------------------------                        ---------------------------
Signature: /s/ N.E. Paciotti                        Signature:
           ----------------------------                        ---------------------------

Title: Chief Financial Officer                      Title:
      ---------------------------------                   --------------------------------
Date:   12-19-96                                    Date:
      ---------------------------------                   --------------------------------

Note: Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates two authorized signatures.

FIDELITY MANAGEMENT TRUST COMPANY

Print Name: Eric L. Wichmann
           ----------------------------
Signature:  /s/ Eric L. Wichmann
            Authorized Signatory
           ----------------------------
Title:
      ---------------------------------
Date: 2/14/97
     ----------------------------------

Note: This page should be signed by both the Employer and fidelity. The Employer should forward this page to Fidelity after signing it. Fidelity will return it to the Employer after it is executed by an authorized Fidelity representative.


SERVICE AGREEMENT - PROFIT SHARING/401(k) PLAN - FORM SIDE 20

                     ADDENDUM TO ARTICLES I, II, III AND IV
                       OF THE CORPORATEplan for Retirement(sm)
                                SERVICE AGREEMENT

PLEASE INDICATE BY CHECKING THE APPROPRIATE BOX WHETHER EACH APPLICABLE FEE SHOULD BE BILLED TO THE EMPLOYER OR CHARGED TO THE EMPLOYEE.

                                                    PAID BY                 CHARGED TO
TYPE OF FEE                                         EMPLOYER                PARTICIPANT
                                                                         (ON A FLAT $ BASIS)
1.  Set up                                             x

2.  Conversion N/A

3.  Admin. Service - Base                              x

4.  Admin. Service - Per Participant                   x

5.  Additional Investment Fund                         x

6.  Return of Excess Contribution                      x                                   *

7.  Employee Communications                            x

8.  Non-Discrimination Testing                         x

9.  Recordkeeping GIC (Guaranteed Insurance Contract)                                      *

10.  Trustee Fee                                       x

*Charged only to affected participants.

NOTE: The employer shall consult with their attorney to determine if the above expenses are reasonable expenses of the Plan under Sections 403(c)(1) and 404(a)(1)(A) of the Employee Retirement Income Security Act of 1974. This form will serve as notification to Fidelity of the party responsible for paying the Fidelity fees of the Employer's Plan.

SERVICE AGREEMENT - PROFIT SHARING/401(k) PLAN - FORM SIDE 21

                                                                         1/28/97


                          KROLL ASSOCIATES 401(K) PLAN

                              PRIOR PLAN PROVISIONS

                                       VS.

         PROVISIONS UNDER FIDELITY'S CORPORATE PLAN FOR RETIREMENT (CPR)


    Provision Categories               Prior Provisions (Effective 1/l/94)           CPR Provisions (Effective 4/l/97)
                                                                                         if different than prior
  1. Plan Year End               12/31                                             --

  2. Age Requirement             21                                                --

  3. Service Requirmnt           6 months--                                        --

  4. Excluded Class(es)          None-----------                                   Leased/Union/Non-resident Aliens
                                                                                   /Temps-----

  5. Entry Dates                 First day of plan year & 7th month                ----

  6. Comp Exclusions             Overtime------------                              None-----

  7. Deferral Limits             1-15% of compensation--                           ----

  8. Other 401(k) Contr          QNEC/Recharacterization----                       QNEC/Bonus/Catch-up----

  9. Match                       25% of deferrals up to 5% of comp/                ----
                                 Maximum match=$500

 1O. Match Eligibility           None-----                                         ------

 11. Employer Contr              Discretionary, non-integrated                     --

 12. Er Contrib Eligblty         Last day of year & 1000 hours                     Last day of year & 1000 hours----
                                 (or death, disability, or retirement)

 13. AfterTax Withdrwl           1x/year--if any contributions                     --

 14. Rollover Withdrwl           1x/year*                                          --

 15. Hardship Withdrwl           Deferrals (& Rollovers)                           --
                                 /Profit sharing & Match*

 16. Hardship Test               Safe Harbor--                                     --

 17. Inservice Withdrwl          All accounts @ age 59.5--                         ----

 18. Loans                       1 at a time/all sources/for hardship              ------

 19. Er Contr. Vesting           2 years=50%/3=100                                 --

 20. Match Vesting               2 years=50%/3=100                                 --

 21. Top Heavy Vesting           2 years=50%/3=100                                 --

 22. Vest Computation            Completed hours from hire date                    Elapsed-time from hire date

 23. Normal Retirement           Age 65 & 5 years of participation--               ------

 24. Early Retirement            None----                                          ------

 25. Disability                  Per doctor selected by employer--------           ----------

 26. Payment Methods             Lump Sum/Installments---------                    ------------

 27. Investment Types            Not specified--------                             Mutual funds

 28. Exch Restrictions           1x/quarter                                        Unrestricted by plan--

 29. 404(c)                      Not specified                                     Yes

 30. Load Waiver                 Not specified                                     Yes

               *Protected Benefit    ----------------------------------------------------

                                The CORPORATE plan
                                 FOR RETIREMENT


                       REQUEST FOR WAIVER OF SALES CHARGE

An Employee Benefits Plan will qualify for net asset value purchase of shares of certain Fidelity funds which impose a sales change if such a Plan covers at least 200 eligible employees or has $3,000,000 in plan assets invested in Fidelity Investments mutual funds (as provided in the fund prospectus). To obtain such an exemption from the sales charge for your Plan, an authorized person at your company must complete this form and forward it to your Fidelity Institutional Retirement Services Company Representative. The waiver of sales charges is not retroactive. The sales load waiver becomes effective when the form is signed by an authorized Fidelity Representative. Approval can take up to 30 days.

     Name of Plan    KROLL ASSOCIATES 401(k) SAVINGS PLAN & TRUST
                  --------------------------------------------------------------

     Address         900 THIRD AVENUE, NEW YORK, NEW YORK  10022
            --------------------------------------------------------------------

     Name of Fund(s)   SEE ATTACHED LIST OF TEN FUNDS
                  --------------------------------------------------------------
     Account Number(s)
                      ----------------------------------------------------------
     (if available)


 On behalf of the above-referenced Plan, I hereby attest that the Plan covers 200 or more eligible employees or has $3,000,000 in plan assets invested in Fidelity Investments mutual funds, making the Plan eligible for investments in the above-referenced Fidelity fund accounts(s) at net asset value.

 I understand that Fidelity Institutional Retirement Services Company reserves the right to make a determination as to the accuracy and status of this Request for Waiver of Sales Charge as it deems necessary.

 Signed           /s/ N. E. Paciotti
       ------------------------------------------------------------------------

 Please Print Name    N. E. Paciotti
                  --------------------------------------------------------------
 Title      Chief Financial Officer                               Date 01/16/97
       -------------------------------------------------------------------------

   Please return this completed form to your Fidelity Institutional Retirement
                        Services Company Representative.

                                                    Eric L. Wichmann
                                                    Authorized Signatory

 TO BE COMPLETED BY FIDELITY INVESTMENTS

 Authorized Representative      /s/ Eric L. Wichmann          2/14/97
                           ----------------------------------------------------
 Effective Date   4/1/97
                ----------------------------------------------------------------
 Comments
          ----------------------------------------------------------------------


                          [Fidelity Investments Logo]

                               The CORPORATE plan
                                 FOR RETIREMENT



                              ERISA SECTION 404(c)
                                  ELECTION FORM

       Employer:  Kroll Associates, Inc.                           ("Employer")
                ---------------------------------------------------

       Plan Name:  Kroll Associates 401(k) Savings Plan and Trust   ("Plan")
                 --------------------------------------------------

       The Employer should use this form to notify Fidelity of its intention to designate the above-referenced plan as an ERISA Section 404(c) plan. The Employer should refer to the ERISA Section 404(c) Information Guide before making an election below. Check one:

        X  The Employer designates the Plan as an ERISA Section 404(c)
       --- plan. Fidelity will include the Notice of Limited Liability in the Plan Highlights brochure and Summary Plan Description.

           The Employer does not designate the Plan as a 404(c) plan.
       ---

       "EMPLOYER"

       By:    /s/ N. E. Paciotti                        Date: 12-19-96
           -------------------------------------------------------------------
       Title:  N. E. Paciotti, Chief Financial Officer
             -----------------------------------------------------------------



          Please return to Fidelity with executed Adoption Agreement.







                          [Fidelity Investments Logo]

                                KROLL ASSOCIATES

                           MONEY PURCHASE PENSION PLAN





















                                                            Amended and Restated
                                                       Effective January 1, 1994

         WHEREAS, Kroll Associates, Inc. (the "Company") has adopted the Kroll Associates Money Purchase Pension Plan ("Plan") effective January 1, 1991; and

         WHEREAS, the Plan is intended to qualify as a money purchase plan under
Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code"); and

         WHEREAS, the Company wishes to amend and restate the Plan to comply with various legislation subsequent to the Tax Reform Act of 1986 and to incorporate other miscellaneous amendments adopted prior to January 1, 1994; and

         WHEREAS, the Company wishes to amend the contribution formula with respect to a certain group of employees; and

         NOW, THEREFORE, the Plan shall be amended and restated effective January 1, 1994 except for Section 12.12 which shall be effective as of January 1, 1993.

                                TABLE OF CONTENTS

Section                               Title
-------                               -----

                                   ARTICLE ONE

                                   Definitions
                                   -----------

1.01              Account Value
1.02              Administrative Committee
1.03              Beneficiary
1.04              Code
1.05              Company
1.06              Company Contribution Account
1.07              Compensation
1.08              Eligible Spouse
1.09              Employee
1.10              Employer
1.11              Entry Date
1.12              ERISA
1.13              ERISA Affiliate
1.14              Highly Compensated Employee
1.15              Hour of Service
1.16              Investment Manager
1.17              Limitation Year
1.18              Normal Retirement Date
1.19              One-Year Break in Service
1.20              Participant
1.21              Plan
1.22              Plan Year
1.23              Termination of Employment
1.24              Total and Permanent Disability
1.25              Transfer Account
1.26              Trust, Trust Fund or Fund
1.27              Trustee or Trustees
1.28              Valuation Date
1.29              Year of Service

                                TABLE OF CONTENTS

Section                               Title
-------                               -----

                                   ARTICLE TWO

                            Participation And Service
                            -------------------------

2.01              Participation
2.02              Transfers and Automatic Suspension of Participation
2.03              Re-employment
2.04              Special Rules


                                  ARTICLE THREE

                           Participant's Contributions
                           ---------------------------

3.01              General Rule

                                  ARTICLE FOUR

                                  Contributions
                                  -------------

4.01              Employer Contributions
4.02              Employer Contributions Irrevocable
4.03              Treatment of Certain Family Members


                                  ARTICLE FIVE

                      Allocation to Participant's Accounts
                      ------------------------------------

5.01              Method of Allocating Contributions
5.02              Limitation on Annual Additions
5.03              Multiple Plan Reduction
5.04              Cessation of Participant Status

                                TABLE OF CONTENTS

Section                              Title
-------                              -----

                                   ARTICLE SIX

                           Investment of Plan Assets
                           -------------------------

6.01              Funding Policy
6.02              Investment of Trust Fund

                                  ARTICLE SEVEN

                             Participant's Accounts
                             ----------------------

7.01              Separate Accounts
7.02              Allocation
7.03              Valuation


                                  ARTICLE EIGHT

                                 Administration
                                 --------------

8.01              Appointments of the Committee
8.02              Responsibility for Administration
                    of the Plan
8.03              Responsibility for Administration of the Trust Fund
8.04              Delegation of Power
8.05              Records
8.06              General Administrative Powers
8.07              Appointment of Professional
                    Assistants and Investment Manager
8.08              Actions by the Committee
8.09              Directives of the Committee
8.10              Discretionary Acts
8.11              Indemnity by Company
8.12              Responsibilities of Fiduciaries
8.13              Indemnity by Company

                                TABLE OF CONTENTS

Section                               Title
-------                               -----

                            ARTICLE EIGHT (Continued)

                                 Administration
                                 --------------

8.14              Plan Administrator
8.15              Allocation and Delegation of Committee Responsibilities
8.16              Appointment of Trustees

                                  ARTICLE NINE

                          Retirement and Death Benefits
                          -----------------------------

9.01              Retirement Benefits
9.02              Death Benefits

                                   ARTICLE TEN

                              Disability Benefits
                              -------------------

10.01             Disability Benefits
10.02             Determination of Disability

                                 ARTICLE ELEVEN

                              Termination Benefits
                              --------------------

11.01             Vested Benefits
11.02             Non-Includable Service
11.03             Forfeitures
11.04             Distribution and Re-Employment
                     Before a Break in Service

                                TABLE OF CONTENTS

Section                               Title
-------                               -----

                                 ARTICLE TWELVE

                               Payment of Benefits
                               -------------------

12.01             Retirement Benefits
12.02             Distribution Upon Termination of Employment or
                     Total and Permanent Disability
12.03             Methods of Payment of Benefits
12.04             Optional Forms of Benefit Payment
12.05             Time of Payment
12.06             Required Beginning Date
12.07             Beneficiary Designation by Participant
12.08             Failure of Participant to Designate
12.09             Beneficiary's Rights
12.10             Unclaimed Account Procedure
12.11             Distribution of Accounts
12.12             Direct Rollover Provisions


                                ARTICLE THIRTEEN

                                Claims Procedure
                                ----------------

13.01             Claims Procedure

                                ARTICLE FOURTEEN

                           Inalienability of Benefits
                           --------------------------

14.01             Inalienability of Benefits

                                TABLE OF CONTENTS

Section                                Title
-------                                -----

                                 ARTICLE FIFTEEN

                             Permanency of the Plan
                             ----------------------

15.01             Right to Terminate Plan
15.02             Merger or Consolidation of Plan and Trust
15.03             Amendment of the Plan


                                 ARTICLE SIXTEEN

                 Discontinuance of Contributions And Termination
                 -----------------------------------------------

16.01             Discontinuance of Contributions
16.02             Termination of Plan
16.02             Rights to Benefits Upon Termination of Plan or
                     Complete Discontinuance of Contributions

                                ARTICLE SEVENTEEN

                         Exclusive Benefit of Trust Fund
                         -------------------------------

17.01             Limitation Upon Reversions
17.02             Failure of Qualification of Plan

                                ARTICLE EIGHTEEN

                                 Applicable Law
                                 --------------

18.01             Applicable Law

                                TABLE OF CONTENTS

Section                               Title
-------                               -----

                                ARTICLE NINETEEN

                                   Withdrawals
                                   -----------

19.01             Withdrawals

                                 ARTICLE TWENTY

                                      Loans
                                      -----

20.01             Loans

                               ARTICLE TWENTY-ONE

                              Top Heavy Provisions
                              --------------------

21.01             Special Definitions
21.02             Determination of Top Heavy Status
21.03             Top Heavy Plan Requirements
21.04             Minimum Allocations and Benefits
21.05             Multiple Plan Reduction for Top
                    Heavy Plan Years
21.06             Minimum Vesting


                               ARTICLE TWENTY-TWO

                                  Miscellaneous
                                  -------------

22.01             Interpretation of the Plan and Trust
22.02             Gender and Number

                                TABLE OF CONTENTS

                                   APPENDIX I

                               Adopting Employers
                               ------------------

                                   APPENDIX II

                             Transfer Contributions
                             ----------------------

                                   ARTICLE ONE

                                   Definitions
                                   -----------

         For the purposes of this Plan, the following words and phrases shall have the meanings indicated, unless a different meaning is plainly required by the context:

1.01. "Account Value" means the fair market value of each of the accounts determined in accordance with Article Seven as determined on any date which the assets therein are required to be valued. "Accounts" means a Participant's Company Contribution Account and Transfer Account.

1.02. "Administrative Committee" or "Committee" means the Committee appointed by the Board of Directors of the Company to administer the Plan in accordance with Article Eight.

1.03. "Beneficiary" means any person entitled to receive any amount payable under the Plan upon the death of a Participant.

1.04. "Code" means the Internal Revenue Code of 1986, as amended.

1.05. "Company" means Kroll Associates, Inc., and any predecessors or successors thereto.

1.06. "Company Contribution Account" means the separate account maintained for each Participant reflecting Employer contributions allocated on behalf of such Participant in accordance with the provisions or Section 5.01 of the Plan.

1.07. "Compensation" means the aggregate remuneration for services paid by an Employer to an Employee during the Plan Year; however, Compensation shall not include bonuses, commissions, overtime pay, relocation pay or imputed income from fringe benefits, and shall be determined without giving effect to any salary reduction agreement entered into by the Employee under the Kroll Associates 401(k) Savings Plan and Trust or under any Plan described in Section 125 of the Code that is maintained by the Company or an ERISA Affiliate.

         In addition to other applicable limitations set forth in the Plan, and notwithstanding anything herein to the contrary, for Plan Years beginning on or after January 1' 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual Compensation limit. The OBRA '93 annual Compensation limit is S 150,000, as adjusted by the Commissioner for increases in the cost-of-living in accordance with section 401(a)(17) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual Compensation limit will be multiplied by fraction, the numerator of which is the number of months in the determination period and the denominator of which is 12.

         For Plan Years beginning" on or alter January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual Compensation limit as set forth above.

         If Compensation for any prior determination period is taken into account in determining an Employee's benefit accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual Compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before January 1, 1994, the OBRA '93 annual Compensation limit is $150,000.

         If a Participant is either the spouse or a lineal descendant under age nineteen (19) of another Participant who is (A) a five- percent (5%) owner or
(B) a highly compensated employee who is among the ten (10) most highly compensated employees, then for purposes of determining such Participant's Compensation, such Participant shall not be considered a separate individual and any Compensation paid to such Participant shall be treated as paid to the five-percent (5%) owner or highly compensated employee to whom such Participant is related as per the provisions of this paragraph. If the limit described in the preceding paragraph is exceeded by a family unit as described in this paragraph, then the Compensation of such family unit, as so limited by such preceding paragraph, shall be allocated among the referenced members of the family unit in proportion to their compensation as determined prior to the application of this and the preceding paragraph.

         For purposes of Section 5.02 and Article Twenty-One, Compensation shall include:

                  I) The participant's wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions or insurance premiums, tips and bonuses)

                  II) In the case of a Participant who is Employee within the meaning of Section 401(c)(1) of the Code and the regulations thereunder, the Participant's earned income (as described in Section 401(c)(2) of the Code and the regulations thereunder).

                  III) For purposes of subdivisions (I) and (II) of this subparagraph, earned income from sources outside the United States (as defined in Section 911(b) of the Code), whether or not excludable from gross income under Section 911 of the Code or deductible under Section 913 of the Code.

                  IV) Amounts described in Sections 104(a)(3), 105(a) and 105(h) of the Code, but only to the extent that these amounts are includable in the gross income of the Employee.

                  V) Amounts described in Section 105(d) of the Code, whether or not these amounts are excludable from the gross income of the Employee under that Section.

                  VI) Amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that these amountS are not deductible by the Employee under Section 217 of the Code.

                  VII) The value of a non-qualified stock option granted to an Employee by the Employer, but only to the extent that the value of the option is includable in the gross income of the Employee for the taxable year in which granted.

                  VIII) The amount includable in the gross income of an Employee upon making the election described in Section 83(b) of the Code, but shall not include

                      i) Contributions made by an Employer to a plan of deferred compensation to the extent that, before the application of Code Section 415 limitations to that plan, the contributions are not includable in the gross income of the Employee for the taxable year in which contributed. In addition, Employer contributions made on behalf of an Employee to a simplified Employee pension described in Section 408(k) of the Code are not considered as compensation for the taxable year in which contributed to the extent such contributions are deductible by' the Employee under Section 219(b)(7) of the Code. Additionally. any distributions from a funded plan of deferred compensation are not considered as compensation for Code Section 415 purposes, regardless of whether such amounts are includable in the gross income of the Employee when distributed. However, any amounts received by an Employee pursuant to an unfunded non-qualified plan may be considered as compensation for Code
Section 415 purposes in the year such amounts are includable in the gross income of the Employee.

                      ii) Amounts realized from the exercise of a non- qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable of is no longer subject to a substantial risk of forfeiture (see Section 83 and the regulations thereunder).

                      iii) Amounts realized from the sale, exchange, or other disposition of stock under a qualified stock option.

                      iv) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) or under a Section 401(k) Plan (whether or not the contributions are excludable from the gross income of the Employee).

         If for a Plan Year the average of the ratios of the Compensation for each Employee who is not a highly compensated employee to his compensation as determined under Section 5.02 for such year is less than the corresponding average of the ratios during such Plan Year for Employees who are highly compensated employees, the Compensation of each Employee who is not a highly compensated employee shall be his Compensation (including amounts deferred under a Section 401(k) plan or Section 125 plan maintained by an Employer) plus 10% of any bonus which is paid during such year.

         If for a Plan Year the average of the ratios of the Compensation for each Employee who is not a highly compensated employee as adjusted pursuant to the preceding paragraph to his compensation as determined under Section 5.02 for such year is less than the average of the ratios for such Plan Year of the Compensation for each Employee which is a highly compensated employee to his compensation as determined under Section 5.02 for such year, the Compensation of each Employee who is not a highly compensated employee shall be his compensation as determined under Section 5.02 for such year (including amounts deferred under a Section 401(k) plan or Section 125 plan maintained by an Employer) but after application of the second and third paragraphs of this Section 1.07).

1.08. "Eligible Spouse" shall mean a Participant's spouse if the Participant and such spouse had been legally married (as determined in accordance with the laws of the jurisdiction in which the Participant resides) throughout the one-year period ending on the earlier of the date upon which payment of a Participant's benefit commences whether by reason of retirement, disability or other termination of employment with the Employer, or the date of the Participant's death; provided, however, that if the Participant marries within one year before his benefit starting date and the Participant and his spouse in such marriage have been married for at least the one-year period ending on or before the date of the Participant's death, the Participant and his spouse shall be treated as having been married throughout the one-year period ending on the Participant's benefit starting date.

1.09. "Employee" means any person who is employed by an Employer.

1.10. "Employer" means the Company. or any ERISA Affiliate that, with the consent of the Company, hereafter adopts the Plan.

1.11. "Entry Date" means the first day of January in each year.

1.12. "ERISA" means the Employee Retirement Income Security Act of 1974, as

1.13. "ERISA Affiliate" means any organization (whether or not incorporated) which, together with the Company, is a member of a controlled group of corporations, is under "common control" or is a member of an "affiliated service group" within the meaning of Sections 414(b), 414(c) and 414(m) of the Code, respectively.

1.14. "Highly Compensated Employee" is an employee who during the Plan Year of the preceding Plan Year satisfied on the following criteria: He is (was)

                     i)   A five-percent owner;
                     ii)  Earned more than $75,000;

                     iii) Earned more than $50,000 and was a member of the top paid group (top twenty percent (20%)); or

                     iv) An officer with earnings greater than 50 percent of the defined benefit annual dollar limit under Section 415(b)(1)(A) of the Code as adjusted in accordance with regulations issued by the Secretary of the Treasury or his delegates pursuant to Section 415(d) of the Code.

                     - The maximum number to be considered officers is the lesser of (i) 50 employees, or (ii) the greater of three employees or ten percent (10%) of all employees.

         For purposes of the above, an employee is considered to meet one of the last three criteria for the current year only if the employee met such criteria for the preceding year or is one of the 100 highest paid employees for the current year. The dollar amounts referred to in subparagraphs (ii) and (iii) above shall be adjusted in accordance with regulations issued by the Secretary of the Treasury or his delegate pursuant to Section 415(d) of the Code, such adjustment to be effective for the Plan Year beginning in the calendar year for which such adjustment is announced.

         For this purpose, a former employee shall be treated as a highly compensated employee if

                     A) such former employee was a highly compensated employee when he terminated his employment, or

                     B) such former employee was a highly compensated employee at any time after attaining age 55.

1.15. "Hour of Service" means:

                  a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer. These hours shall be credited to the Employee for the computation period or periods in which duties are performed; and

                  b) Each hour for which an Employee is paid, or entitled to payment, by an Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. For purposes of this paragraph (b) a payment shall be deemed to be made by or due from an Employer regardless of whether such payment is made by or due from an Employer directly, or indirectly through, among others, a trust fund or insurer to which an Employer contributes or pays premiums, and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

                  c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer. The same Hours of Service shall not be credited under both paragraph (a) or paragraph (b), as the case may be, under this paragraph (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period or periods in which the award, agreement or payment is made. Crediting of Hours of Service for back pay or agreed to with respect to periods described in paragraph (b) above shall be subject to the limitations set forth in that paragraph.

                  d) No more than 501 Hours of Service shall be credited under paragraphs (b) and (c) for the non-performance of duties for any single continuous period (whether or not such period occurs in a single computation period). Hours of Service hereunder shall be calculated and credited pursuant to
Section 2530.200b-2(b) and (c) of the Department of

Labor regulations which are incorporated herein by this reference. In crediting Hours of Service hereunder, each Employee for whom the Employer does not maintain hourly work records and who completes at least one Hour of Service pursuant to paragraphs (a) (b) or (c) above) during any week shall be credited with 45 Hours of Service for such week. For each other Employee, Hours of Service shall be credited based on the number of hours actually worked. For the purposes of this Section 1.15, the term Employee shall include all persons employed by an Employer including employees covered by a collective bargaining agreement and the term Employer shall include all ERISA Affiliates whether or not they have adopted the Plan.

1.16. "Investment Manager" means any party that (i) is either (a) registered as an investment adviser under the Investor adviser under the Investment Advisers Act of 1940, or (b) a bank (as defined in the Investment Advisers Act of 1940), or (c) an insurance company qualified to manager, acquire and dispose of Plan assets under the laws of more than one state, (ii) acknowledges in writing that it is fiduciary with respect to the Plan, and (iii) is granted the power to manager, acquire or dispose of any asset of the Plan pursuant to Section 8.06 of the Plan.

1.17. "Limitation Year" means the Plan Year.

1.18. "Normal Retirement Date" means the a Participant's 65th birthday and the fifth anniversary of commencement of participation in the Plan.

1.19. "One-Year Break in Service" occurs during an eligibility or vesting computation period in which an Employee has not completed more than 500 Hours of Service. Solely for the purpose of determining whether an Employee has incurred a One- year Break in Service, Hours of Service shall be counted for a temporary leave of absence or a maternity or paternity absence.

         "Temporary leave of absence" means an unpaid temporary cessation from active employment pursuant to a temporary layoff, illness, disability, military service or leave of absence granted under a nondiscriminatory leave policy, whether occasioned by illness, military service, or any other reason.

         A "maternity or paternity absence" shall mean an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. Hours of Service shall be credited for the Plan Year in which the Trustees are unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a maternity or paternity absence shall not exceed 501.

1.20. "Participant" means an Employee who becomes eligible to participate in the Plan in accordance with the provisions of Article Two.

1.21. "Plan" means Kroll Associates Money Purchase Pension as set forth in this document, and any amendments thereto.

1.22. "Plan Year" means the twelve (12) consecutive month period beginning on January 1 and ending on the following December 31.

1.23. "Termination of Employment" means termination of employment with an Employer, whether voluntarily or involuntarily, other than by reason of a Participant's retirement after attaining his Normal Retirement Date, sustaining Total and Permanent Disability, or his death.

1.24. "Total and Permanent Disability" means physical and/or mental incapacity of such a nature that it is expected to prevent a Participant from engaging in or performing the principal duties of his customary employment or occupation on a continuing or sustained basis.

1.25. "Transfer Account" means the separate account maintained for each Participant reflecting contributions made pursuant to Appendix II of the Plan.

1.26. "Trust," "Trust Fund" or "Fund" means all monies received by the Trustees from the Employer or Participants and held by them for investment purposes, adjusted for any income, gain, losses or expenses in accordance with the Trust Agreement.

1.27. "Trustee" or "Trustees" means the person or persons named as Trustees in the Trust Agreement, or any additional or successor trustees as may be appointed by the Company pursuant to Article Eight, and his, their, or its successors.

1.28. "Valuation Date" means the last business day of December and any such additional date or dates as the Trustees, shall, from time to time, select.

1.29. "Year of Service" means a twelve (12) consecutive month period during which an Employee is credited with at least one thousand (1,000) Hours of Service, including periods prior to the effective date of the Plan. For purposes of determining an Employee's eligibility for participation in the Plan and vesting, the initial twelve (12) consecutive month period shall a) begin on the first day on which such Employee is credited with an Hour of Service; and b) subsequent twelve (12) consecutive month periods shall begin on anniversaries thereof.

         If prior to becoming and Participant, an Employee incurs a One-Year Break in Service and if his number of One-Year Breaks in Service exceeds the greater of the number of Years of Service he was credited with for eligibility purposes prior to such Breaks in Service, or five (5), then if he again becomes an Employee, his prior service shall be disregarded for eligibility purposes, and the initial completion period for determining his eligibility for participation following such One-Year Breaks in Service begin on the date such Employee first completes an Hour of Service following such One-year Breaks in Service.

         Years of Service include (i) Years of Service prior to the effective date of the Plan, (ii) Years of Service worked for the Company or an ERISA Affiliate located outside the United States, and (iii) Years of Service credited under the special provisions of Appendix I of the Plan, if applicable.

                                   ARTICLE TWO
                                   -----------

                            Participation And Service
                            -------------------------

2.01. PARTICIPATION. An Employee shall become a Participant on the January 1 coinciding with or next following his completion of six (6) continuous Months of Service and attainment of age 21. For purposes of this section 2.01, a Month of Service is any month in which an Employee is credited with at least one Hour of Service.

         Notwithstanding the foregoing, in no event shall an Employee become a Participant in the Plan later than the January 1 nearest his completion of one Year of Service.

2.02. TRANSFERS AND AUTOMATIC SUSPENSION OF PARTICIPATION. Each Employee who becomes a Participant and subsequently is transferred to employment with an ERISA Affiliate that has not adopted this Plan shall have his participation in the Plan suspended for as long as he continues to be an Employee of such ERISA Affiliate, subject to the following:

                  a) During any period of suspension, his service shall accumulate as if employed by an Employer.

                  b) Except as provided in paragraph (c) below, the suspended Participant's eligibility for distributions pursuant to Article Eleven and his vested interest in his Accounts shall be determined when he ceases to be an Employee of the Company and all ERISA Affiliates.

                  c) If a suspended Participant returns to employment as an Employee, he shall be eligible to recommence participation in the Plan immediately as of the date he returns to employment as an Employee.

2.03. RE-EMPLOYMENT. If an Employee who terminates service prior to becoming a Participant again becomes an Employee, then if his prior eligibility service is not disregarded under Section 1.29 and the Employee had previously completed on Year of Service for eligibility purposes he shall become a Participant in this Plan on his date of re-employment, or, if later, on the date he would have otherwise become a Participant had his employment not terminated.

         If such Employee had not previously completed at least one Year of Service for eligibility purposes, he shall become a Participant in this Plan in accordance with Section 2.01 taking into account his prior service for eligibility purposes.

         If a former Participant should again become an Employee then he shall reparticipate in the Plan immediately upon his rehire.

2.04. SPECIAL RULES. Notwithstanding the provisions of Sections 2.01 or 2.02 above, an Employee shall not be eligible to participate in this Plan if (A) he is included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers, if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers, or (B) he is an Employee who is a non-resident alien who receives no earned income (within the meaning of Section 911(d)(2) of the Code) which constitutes income from sources within the United States (within the meaning of Section 801(a)(3) of the Code), or (C) he is employed as an outside contractor.

         For purposes of this Section 2.04, in determining whether there is a collective bargaining agreement between employee representatives and one or more employers, the term "employee representative" shall not include any organization more than one-half of the members of which are employees who are owners, officers or executives of the employer.

                                  ARTICLE THREE
                                  -------------

                           Participant's Contributions
                           ---------------------------

3.01. GENERAL RULE. Participants shall neither be required nor permitted to make contributions to this Plan.


                                    III-1

                                  ARTICLE FOUR
                                  ------------

                                  Contributions
                                  -------------

4.01. EMPLOYER CONTRIBUTIONS.

                  a) For each Plan Year, the Employer shall contribute to the Trust Fund on behalf of each Participant eligible to share in such contribution pursuant to Section 5.01 an amount equal to (i) 5% of such Participant's Compensation plus (ii) an amount equal to 4% of such Participant's Compensation in excess of the OASDI contribution wage base as in effect at the beginning of the Plan Year.

         For purposes of this paragraph 4.01(a), the term "OASDI" means the system of old-age, survivors and disability insurance established under Title II of the Social Security Act and the Federal Insurance Contributions Act.

                  b) If greater than the amount produced by the formula in
Section 4.01(a) above for a Plan Year, then in lieu of the amount determined under Section 4.01(a) above the Employer shall contribute with respect to such year on behalf of each Participant eligible to share in such contribution pursuant to Section 5.01 who is not considered a Highly Compensated Employee within the meaning of Section 414(q) of the Internal Revenue Code and who earns less than the compensation limit under Section 414(q)(1)(c) of the Internal Revenue Code, an amount which shall be determined under the following schedule:


                                                       Contribution Percentage
                  Years of Service                         of Compensation
                  ----------------                         ---------------

                  0 to 5 years                                     5%
                  6 or 7 years                                    10%
                  8 to 14 years                                   12%
                  15 or more years                                15%

         For purposes of this paragraph, a Participant's Years of Service with respect to a Plan Year shall be such Participant's Years of Service for vesting purposes determined as of the close of the Participant's vesting computation period that ends coincident with or immediately before the end of such Plan Year.

                  c) If greater than the amount produced by the formula in
Section 4.01(a) above for a Plan Year, then in lieu of the amount determined under Section 401(a) above, the Employer shall contribute with respect to such year on behalf of each Participant who is classified as a managing director of the Company and who is eligible to share in such contribution pursuant to
Section 5.01, an amount which shall be determined under the following schedule:

                                              Contribution Percentage
             Managing Director Level              of Compensation
             -----------------------          -----------------------

                   Level    I                            12.5
                   Level   II                            12.0
                   Level  III                            11.0
                   Level   IV                            10.0
                   Level    V                             9.
                   Level   VI                             8.
                   Level  VII                             0.

         For purposes of this paragraph a Participant's "Level" shall be determined by the Company on an annual basis pursuant to objective criteria established by the Company which is used to compensate the managing director group.

                  d) (i) In the event that contributions made to the Plan pursuant to paragraphs 4.01(a), 4.01(b) and 4.01(c) above, and allocated pursuant to paragraph 5.01 of the Plan, shall be deemed discriminatory under section 401(a)(4) of the Internal Revenue Code, a contribution equal to .5% of Compensation shall be made on behalf of those Participants who are not considered Highly Compensated Employees within the meaning of

Section 414(q) of the Internal Revenue Code and who earn less than the Compensation limit under Section 414(q)(1)(c) of the Internal Revenue Code.

                     (ii) If after the contribution described in 4.01(d)(i) above is allocated to Participants in accordance with Section 5.01(a) the Plan does not satisfy the nondiscrimination requirements of Section 401(a)(4) of the Internal Revenue Code, additional contributions shall be made to Participants eligible to share in contributions pursuant to Section 5.01(a) of the Plan in increments of .1% of Compensation until the Plan meets the requirements of such Code Section.

4.02. EMPLOYER CONTRIBUTIONS IRREVOCABLE. Except as otherwise provided in this
Section 4.02 all contributions made by the Employer to the Fund shall be irrevocable. Contributions made by the Employer are hereby conditioned upon their deductibility under the Code for the taxable year of the Employer with respect to which such contribution is made without the need for explicit action by the Employer and, to the extent any deduction is disallowed for such taxable year, the amount of such disallowance shall be returned to the Employer within one (1) year after such disallowance. In the event a contribution is made by reason of a mistake of fact, so much of the contribution as is attributable to the mistake of fact shall be returned to the Employer within on e(1) year after the payment of the contribution. The amount by which any contribution may be returned pursuant to this Section 4.02 shall be reduced for any losses or expenses of the Trust Fund attributable thereto.

         If an Employer Contribution is made to the Plan which does not initially qualify under Section 401(a) of the Code or any successor provision thereto, then the contribution shall be returned to the Employer within one (1) year after the date of denial of qualification of the Plan.

4.03. TREATMENT OF CERTAIN FAMILY MEMBERS.

                  a) In General - If any individual is a member of the family of a 5-percent owner of a Highly Compensated Employee in the group consisting of the 10 Highly Compensated Employees paid the greatest compensation during the Plan Year, then -- except as provided in Section 414(q)(6)(C)(ii) of the Code.

                     (i) such individual shall not be considered a separate employee, and

                     (ii) any Compensation paid to such individual (and any applicable contribution or benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) the 5-percent owner or Highly Compensated Employee, as the case may be.

                  b) Family - For purposes of paragraph (a) above, the term "family" means, with respect to any individual, such individual's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

                                  ARTICLE FIVE

                      Allocation to Participant's Accounts
                      ------------------------------------

5.01. METHOD OF ALLOCATING CONTRIBUTIONS. Contributions, if any, made by an Employer, on behalf of a Participant pursuant to Section 4.01 for any Plan Year shall be allocated to the Company Contribution Account of each such Participant eligible to share in such contributions.

         For purposes of this Section 5.01, a Participant shall be eligible to share in contributions for a Plan Year if he has (A) completed at least 1,000 Hours of Service during such year and is employed on the last day of such year or (B) died, retired on or after his Normal Retirement Date, or suffered a Total and Permanent Disability during such year.

5.02. LIMITATION ON ANNUAL ADDITIONS.

                  a) Notwithstanding any other provision of the Plan, the sum of the annual additions to a Participant's Account(s) for any Limitation Year shall not exceed the lesser of (i) $30,000, or such other amount as may be permitted by regulations prescribed by the Secretary of the Treasury or his delegate pursuant to Section 415(d) of the Code, such adjustment to take effect in the Limitation Year which ends in the calendar year in which such adjustment is effective, or (ii) twenty-five percent (25%) of such Participant's Limitation Year Compensation (including for this purpose Compensation earned during that portion of the Limitation Year prior to the date an employee became a Participant in the Plan). The term "annual additions to a Participant's Account." for any Limitation Year, means the sum of (A) all Employer contributions allocated pursuant to Section 5.01 to such Accounts, (B) all forfeitures allocated pursuant to Section 11.03 to such Account(s), (C) all suspense account amounts, if any, allocated pursuant to Section 5.02(c) to such Account(s), and (D) any voluntary (post-tax) contributions allocated to such Account(s). For purposes of applying the dollar limitation of clause (i) above, annual additions shall also include any amount credited to an individual medical account (as defined in Section 415(l) of the Code) or on behalf of a Participant, or to a Key Employee's post-retirement medical benefit account (as referred to in Section 419A of the Code) maintained by an Employer. In the case of a Limitation Year of less than twelve (12) months' duration, the dollar limit of clause (i) above, as adjusted, shall be proportionately reduced.

                  b) In the event it is determined the annual additions to a Participant's Accounts for any Limitation Year would be in excess of the limitations described in Section 5.02(a), such annual additions shall be reduced as described in (c) below, to bring such annual additions within the limitations contained in subsections 5.02(a).

                  c) To the extent necessary, amounts allocated to a Participant's Accounts for such Limitation Year shall be held in a suspense account (which shall share in earnings, losses, and expenses of the Trust Fund) and shall be allocated in the following Limitation Year to the Accounts of Participants as part of the Employer contributions for such Limitation Year.

                  d) All qualified defined contribution plans, terminated or not, maintained by any Employer shall, for purposes of these limitations, be considered as one plan, and all references in this Section 5.02 to a Participant's Accounts shall include any accounts maintained for the Participant under any other qualified defined contribution plan of any Employer. To the extent necessary, "annual additions" to the Participant's account under other defined contribution plans maintained by an Employer shall be reduced in accordance with the terms of such Plans.

5.03. MULTIPLE PLAN REDUCTION.

                  a) If an Employee is a Participant in one or more qualified defined benefit plans and one or more qualified defined contribution plans maintained by any Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Limitation Year may not exceed 1.0. The defined benefit plan fraction for any Limitation Year is a fraction (I) the numerator of which is the projected "annual benefit" (or, if greater, the "current accrued benefit" as defined in Section 1106(i)(3) of the Tax Reform Act of 1986) of a Participant under all defined benefit plan(s), determined as of the close of the Limitation Year, and (II) the denominator of which is the lesser of: (1) the product of
1.25 multiplied by the maximum dollar limitation in effect under Section 415(b)(1)(A) of the Code for such Limitation Year, or (2) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Code for such Limitation Year. The defined contribution plan fraction for any Limitation Year is a fraction (I) the numerator of which is the sum of the "annual additions" to the Participant's combined accounts under all defined contribution plan(s), determined as of the close of the Limitation Year, and (II) the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and each prior year of service with any Employer (including years prior to the effective date of this Plan): (1) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such Limitation Year (determined without regard to Section 415(c)(6) of the Code), or (2) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(1)(B) of the Code for such Limitation Year.

                  b) Special Rule for defined contribution fraction: In applying the provisions of Section 5.03(a) with respect to the defined contribution plan fraction for any Plan Year ending after December 31, 1982, the amount taken into account for the denominator for each Participant for all Plan Years ending before January 1, 1983 shall be an amount equal to the product of the amount of the denominator determined under Section 5.03(a) (as in effect for the Plan Year ending in 1982) for Plan Years ending in 1982, multiplied by the "transition fraction." This paragraph shall apply only if the Plan was in existence on or before July 1, 1982.

         For the purposes of the preceding paragraph, the term "transition fraction" means a fraction (I) the numerator of which is the lesser of (1) $51,875, or (2) 1.4 multiplied by twenty-five percent (25%) of the Participant's Compensation for the Limitation Year ending in 1981, and, (II) the denominator of which is the lesser of (1) $41,500, or (2) twenty-five percent (25%) of the Participant's Compensation for the Limitation Year ending in 1981.

         Notwithstanding the foregoing, for any Top Heavy Plan Year, $41,500 shall be substituted for $51,875 in determining the "transition fraction."

                  c) Excessive Benefit: If the sum of the defined benefit plan fraction and the defined contribution plan fraction exceeds 1.0 in any Limitation Year for any Participant, the Company shall adjust the numerator of the defined contribution plan fraction so that the sum of both fractions shall not exceed 1.0 in any Limitation Year for such Participant. The adjustment shall be made as provided in Sections 5.02(b).

         The Company may also modify the defined contribution fraction in accordance with Section 1106(i)(4) of the Tax Reform Act of 1986 with respect to any Participant.

                  d) For the purpose of Section 5.02 and this Section 5.03, the term Employer shall include all ERISA Affiliates (as defined in Section 1.13 of the Plan, as modified, as required by Section 415(h) of the Code as it applies to Sections 414(b) and (c) thereof) whether or not they have adopted the Plan.


5.04. CESSATION OF PARTICIPANT STATUS. If any Participant ceases to be eligible to participate in the Plan by reason of becoming included in a unit of employees covered by a collective bargaining agreement described in Section
2.04 of the Plan, then unless the applicable collective bargaining agreement otherwise provides, during the period of such coverage (i) the Accounts of such Participant shall not receive further allocations of any contributions, or suspense amounts under the Plan, and (ii) the Accounts of such Participant shall, however, continue to share in the earnings or losses of the Trust Fund.

                                   ARTICLE SIX
                                   -----------

                            Investment of Plan Assets
                            -------------------------

6.01. FUNDING POLICY. The Committee shall establish a funding policy and method consistent with the objectives of the Plan and the requirements of Title I of ERISA. The Committee shall meet at least annually to review such funding policy and method. All actions of the Committee, and the reasons therefor, taken pursuant to this Section 6.01 shall be recorded in the minutes of the meeting of the Committee.


6.02. INVESTMENT OF TRUST FUND. The Committee or Investment Manager shall have the sole and complete discretion with respect to the management and control of the Trust Fund. The Committee may reserve from investment such amounts of cash as they, from time to time, deem necessary or advisable in the administration of the Trust Fund.

                                  ARTICLE SEVEN
                                  -------------

                             Participant's Accounts
                             ----------------------

7.01. SEPARATE ACCOUNTS. There shall be maintained for each Participant separate Accounts reflecting amounts allocated only on behalf of such Participant. All payments to a Participant or his Beneficiaries shall be charged against the Accounts of such Participant. These Accounts will consist of the Participant's Company Contribution Account and Transfer Account, if any.

7.02. ALLOCATION. All interest and dividend income, gains, and losses, with respect to a Participant's Accounts, shall be allocated to each such Participant's Accounts as soon as practicable after they accrue or arise in proportion to the account values of such Accounts which are invested in the accumulation facilities from which such interest, dividend income, gains, and losses accrue or arise. Any expenses of the Plan or of the Trust Fund, to the extent that they are not otherwise paid by an Employer shall be paid by the Trust Fund and charged against the Accounts of Participants in proportion to Account balances at the beginning of the month in which such charges arise.

7.03. VALUATION. The account value of a Participant's Accounts shall be determined for each allocation, distribution, or withdrawal, at each Valuation Date, or at any other time as may be deemed necessary by the Committee. The assets of the Trust Fund shall be valued at their fair market value.

                                      VII-1

                                  ARTICLE EIGHT
                                  -------------

                                 Administration
                                 --------------

         8.01. APPOINTMENT OF THE COMMITTEE. The Company shall appoint a Committee. The Committee shall be responsible for the management, operation and administration of the Plan. Any member of the Committee may resign upon (10) days prior written notice to the Board of Directors of the Company. The Company shall be authorized to remove any member of the Committee at any time and in its sole discretion to appoint a successor whenever a vacancy on the Committee occurs. In the event that the Company does not appoint a Committee, the Company shall act as the Committee and perform all duties of the Committee as described herein.

         8.02. RESPONSIBILITY FOR ADMINISTRATION OF THE PLAN. The Committee shall be responsible for the management, operation and administration of the Plan. The Company shall be the "named fiduciary" as provided in Section 402(a) of ERISA.

         8.03. RESPONSIBILITY FOR ADMINISTRATION OF THE TRUST FUND. The Committee shall be responsible for the management and control of the assets of the Trust Fund.

         8.04. DELEGATION OF POWERS. The Committee may appoint such assistants or representatives as it deems necessary for the effective exercise of its duties in accordance with the Plan and Trust. The Committee may delegate to such assistants and representatives any power and duties, both ministerial and discretionary, as they deem expedient or appropriate.

         8.05. RECORDS. All acts and determinations with respect to the administration of the Plan made by the Committee, and any of its appointed assistants or representatives, shall be duly recorded by the Committee or by the assistants or representatives appointed to keep such records. All records, together with such other documents as may be necessary for the


                                     VIII-1
administration of the Plan, shall be preserved in the custody of the Committee or the assistants or representatives appointed by it.

         8.06. GENERAL ADMINISTRATIVE POWERS. The Committee shall have all powers necessary to administer the Plan in accordance with its provisions, including the power to construe the Plan and its provisions and determine all questions that may arise thereunder.

         8.07. APPOINTMENT OF PROFESSIONAL ASSISTANTS AND INVESTMENT MANAGER. The Committee may engage accountants, recordkeepers, attorneys, physicians and such other personnel as it deems necessary or advisable. The Committee may, in their sole discretion, appoint one or more Investment Manager(s) to manage (including the power to acquire or dispose of) all or any of the assets of the Trust. The functions of any such persons engaged by the Committee shall be limited to the specific services and duties for which they are engaged, and such persons shall have no other duties, obligations or responsibilities under the Plan or Trust. Such persons shall exercise no discretionary authority or discretionary control with respect to the administration of the Plan. The fees and costs of such services are an administrative expense of the Plan to be paid out of the Trust Fund, except to the extent such fees and costs are paid by the Company.

         8.08. ACTIONS BY THE COMMITTEE. All actions of the Committee shall be taken pursuant to the decision of the majority of the then members of the Committee. Such action may be taken at a meeting of the Committee duly called and held, or by written consent in lieu of a meeting.

         8.09. DIRECTIVES OF THE COMMITTEE. Directives of the Committee shall be in writing and signed by an appropriate member of the Committee.

         8.10. DISCRETIONARY ACTS. Any discretionary actions of the Committee or the Company with respect to the administration of the Plan and Trust shall be made in a manner which does not discriminate in favor of stockholders, officers or highly compensated


                                     VIII-2
employees. In the event the Committee exercises any discretionary authority under the Plan and Trust with respect to a Participant who is a member of the Committee, such discretionary authority shall be exercised solely and exclusively by those Participants of the Committee other than such Participant, or, if such Participant is the sole member of the Committee, such discretionary authority shall be exercised solely and exclusively by the Board of Directors of the Company.

         8.11. RESPONSIBILITY OF FIDUCIARIES. The members of the Committee, and their assistants and representatives (other than any Investment Manager), shall be free from all liability for their acts and conduct in the administration of the Plan and Trust except for acts of willful misconduct; provided, however, that the foregoing shall not relieve any of them from any liability for any responsibility, obligation or duty they may have pursuant to ERISA or the Code.

         8.12. INDEMNITY BY COMPANY. In the event of and to the extent not insured against by any insurance company pursuant to provisions of any applicable insurance policy, the Company shall indemnify and hold harmless, to the extent permitted by law, the members of the Committee and their assistants and representatives (other than assistants and Investment Managers appointed under 8.07) from any and all claims, demands, suits, proceedings, costs, losses or damage which may in connection with the Plan or Trust be brought by the Employers, Employees, Participants or their Beneficiaries or legal representatives, or by any other person, corporation entity, government or agency thereof; provided, however, that such indemnification shall not apply to any such person for such person's acts of willful misconduct in connection with the Plan or Trust.

         8.13. PAYMENT OF FEES AND EXPENSES. The members of the Committee and their assistants and representative shall be entitled to payment from the Trust Fund for all reasonable costs, charges and expenses incurred in the administration of the Plan and Trust,

                                     VIII-3
including, but not limited to, reasonable fees for accounting, legal and other services rendered, as may be incurred by the members of the Committee or their assistants and representatives in the course of performance of their duties under the Plan and the Trust, except to the extent that such fees and costs are paid by the Company. Notwithstanding any other provision of the Plan or Trust, no person who is a fiduciary of the Plan, within the meaning of Section 3(21) of ERISA, and who receives full-time pay from an Employer or ERISA Affiliate shall receive compensation from the Trust Fund, except for reimbursement of expenses properly and actually incurred.

         8.14. PLAN ADMINISTRATOR. The Company shall be the "administrator" (as defined in Section 3(16)(A) of ERISA) of the Plan, and shall be responsible for the performance of all reporting and disclosure obligations under ERISA and all other obligations required or permitted under ERISA to be performed by the Plan administrator. The Plan administrator shall be the designated agent for service of legal process.

         8.15. ALLOCATION AND DELEGATION OF COMMITTEE RESPONSIBILITIES. The Committee may upon approval of a majority of the members of the Committee, (i) allocate among the members of the Committee any of the responsibilities of the Committee under the Plan or (ii) designate any person, Company or corporation that is not a member of the Committee to carry out any of the responsibilities of the Committee under the Plan and Trust. Any such allocation of designation shall be made pursuant to a written instrument executed by a majority of the members of the Committee.

         8.16. APPOINTMENT OF COMMITTEE. The Company shall appoint the Trustee or Committee of this Plan. Any such appointment may be revoked or modified by the Company at any time, and a new appointment of successor and additional Committee may be made hereunder.


                                     VIII-4

         Notwithstanding the foregoing, appointment of Committee shall not be required to the extent that all the assets of the plan are invested in insurance contracts or policies insured by an insurance company qualified to do business in a State. For this purpose the term State shall be defined in accordance with
Section 3(10) of ERISA.

                                     VIII-5

                                  ARTICLE NINE
                                  ------------

                          Retirement and Death Benefits
                          -----------------------------

9.01. RETIREMENT BENEFITS. A Participant's Company Contribution Account shall fully (100%) vest upon the attainment of his Normal Retirement Date (A) while employed by the Company or an ERISA Affiliate or (B) during a maternity or paternity absence. If the Participant continues in the employ of an Employer after his Normal Retirement Date, he shall continue to be a Participant in the Plan until his actual retirement. Each such Participant shall be entitled to receive benefits equal to the total amount in his Accounts upon his retirement after his attainment of his Normal Retirement Date.

9.02. DEATH BENEFITS. (a) Upon the death of a Participant while in the employ of an Employer or any ERISA Affiliates, or during a maternity or paternity absence, his Beneficiary shall be entitled to receive benefits equal to the total amount in the deceased Participant's Accounts, plus the proceeds of any life insurance maintained under the Plan on the life of the Participant. Upon the death of a Participant after terminating employment with his Employer and all ERISA Affiliates, but not during a maternity or paternity absence and before his annuity starting date, his Beneficiary shall be entitled to receive a benefit equal to the vested portion of the Participant's Accounts. Payment of the foregoing death benefits shall be made in a single lump sum to the deceased Participant's Beneficiary or Beneficiaries as soon as possible, provided, however, that if the value of such death benefit exceeds $3,500, then a Beneficiary may elect to defer such distribution to a date not later than the end of the calendar year in which the fifth anniversary of the Participant's death occurs; and further provided, however that if upon his death the Participant was married to an Eligible Spouse, then 50% of such death benefit (including the proceeds of any insurance policies maintained under the Plan on the life of the Participant) shall be paid in the form of a Qualified Pre-

Retirement Survivor Annuity to such Eligible Spouse unless the Participant waives the Qualified Pre-Retirement Survivor Annuity and such waiver is consented to by his Eligible Spouse. If the value of the Eligible Spouse's death benefit exceeds $3,500, then the Qualified Pre-Retirement Survivor Annuity shall commence within a reasonable time after the Participant's death, unless the Eligible Spouse elects to defer commencement of the distribution of such benefit until a date not later than the date that the Participant would have attained age 70-1/2. Alternatively, an Eligible Spouse may elect that the Qualified Pre-Retirement Survivor Annuity to which she is entitled be paid to her as a lump sum as of any Valuation Date following the Participant's death and prior to the date the Participant would have attained age 70-1/2. If the value of the Qualified Pre-Retirement Survivor Annuity is $3,500 or less, then such benefit shall be paid to the Participant's Eligible Spouse in a single lump sum as soon as is practicable following the Participant's death, but in no event later than the end of the calendar year in which the first anniversary of the Participant's death occurs. The waiver by the Participant of the Qualified Pre-Retirement Survivor Annuity, and such spouse's consent to such waiver, shall be obtained in the manner described in Section 12.03(c). If a Participant's Eligible Spouse dies before payment of the Qualified Pre-Retirement Survivor commences, such benefit shall be paid to the Participant's Beneficiary as aforesaid.

                  (b) Upon the death of a Participant after his annuity starting date, his Beneficiary shall be entitled to the benefits, if any, provided under any contingent annuity provision then in effect or, if the Participant was being paid in installments, the Beneficiary shall be entitled to receive the remaining undistributed installments of the Participant's benefit, or if the Beneficiary elects, such remaining installments shall be paid to the Beneficiary in a single lump sum as soon as is practicable after the date of the Participant's death but in all events at least as rapidly as under the installment payment method that was in effect to the Participant while he was alive.

         For the purposes of this Plan, the term Qualified Pre-Retirement Survivor Annuity shall mean an annuity payable monthly to a Participant's Eligible Spouse for her life, the actuarial value of which is not less than 50% of the value of the non-forfeitable portion (as determined on the date of a Participant's death) of the Participant's Accounts (including the proceeds of any insurance policies maintained under the Plan on the life of the Participant).

                                 ARTICLE ELEVEN
                                 --------------

                              Termination Benefits
                              --------------------

11.01. VESTED BENEFITS. A Participant shall have a non-forfeitable right to a percentage of his Company Contribution Account under the following schedule:

                                                             Non-forfeitable
         Years of Service                                      Percentage
         ----------------                                    ---------------

         0 but less than 2 yrs.                                          0%
         2 but less than 3 yrs.                                         20%
         3 but less than 4 yrs.                                         40%
         4 but less than 5 yrs.                                         60%
         5 but less than 6 yrs.                                         80%
         6 yrs. or more                                                100%

A Participant's Company Contribution Account shall be one hundred percent (100%) non-forfeitable upon his death, Total and Permanent Disability, or attainment of Normal Retirement Date while (A) employed by the Company or an ERISA Affiliate, or (B) while on a maternity or paternity leave of absence. A Participant's Transfer Account will be 100% fully vested at all times.

11.02. NON-INCLUDABLE SERVICE. The following rules shall apply to the determination of a Participant's non-forfeitable percentage:

                  a) Years of Service before any series of One-Year Breaks in Service shall be disregarded if a Participant terminates employment, has no non-forfeitable interest in his benefits, and incurs a consecutive series of One-Year Breaks in Service that equals or exceeds the greater of:

                      i) his Year of Service prior to such consecutive One-year Breaks in Service; or

                      ii) five (5).

                  b) Years of Service after any five (5) consecutive year One-Year Breaks in Service shall not increase the non-forfeitable percentage of the Participant's Company Contribution Account which accrued before such One-Year Breaks in Service.

11.03. FORFEITURES. The non-forfeitable portion of a Participant's Company Contribution Account shall be forfeited at the time the Participant incurs a consecutive series of One-Year Breaks in Service of five (5) years, or if earlier, at the time the Participant receives a lump sum distribution of the non- forfeitable portion of his benefit on account of his termination of participation in the Plan. A distribution shall be deemed to be made on account of his termination of participation in this Plan if such distribution is made prior to the close of the second Plan Year following the Plan Year in which such termination occurs. A Participant who incurs a Termination of Employment without a vested interest in his Accounts shall be deemed to receive a lump sum distribution of the vested portion of his Accounts on the date of such Termination of Employment.

         Forfeitures arising under this Section 11.03 shall be used to reduce Employer contributions under Section 4.01 in the year in which such forfeitures arise.

11.04 DISTRIBUTION AND RE-EMPLOYMENT BEFORE A BREAK IN SERVICE. In the event that a former Participant who was not one hundred (100%) vested in his Company Contribution Account, and who received a lump-sum distribution upon his Termination of Employment prior to the time he incurred consecutive One-Year Breaks in Service of five (5) years and who forfeited a portion of his Company Contribution Account upon such distribution, is reemployed by the Company or an ERISA Affiliate prior to the time he incurs a consecutive series of One-Year Breaks in Service of five (5) years, such Participant may elect on a form prescribed by the Committee to repay to the Plan in cash, on any Valuation Date prior to the earlier of (A) the fifth anniversary date of re-employment or (B) his incurring a consecutive series of One-Year Breaks in Service of five (5) years, the full amount distributed to him upon his prior Termination of Employment. In such event, the amount repaid plus the amount forfeited by such Participant upon his prior Termination of Employment will be restored and credited to his Company Contribution Account as of such Valuation Date. Any forfeited amounts so restored shall be derived, to the extent necessary and in the following order, from:

                  a) The amount, if any, of Participant forfeitures that would otherwise be allocated under Section 11.03;

                  b) The amount, if any, of the Trust Fund net income or gain for the Plan Year.

         To the extent the amount(s) available for restoration for a particular Plan Year is insufficient to enable the Administrative Committee to make the required restoration, the Employer shall contribute, without regard to any requirement or condition of Article Four, such additional amount as is necessary to enable the Administrative Committee to make the required restoration. If, for a particular Plan Year, the Administrative Committee must restore the Company Contribution Account of more than one (1) reemployed Participant, then the Administrative Committee shall make the restoration allocation(s) to each such Participant's Company Contribution Account in the same proportion that a Participant's restored amount for the Plan Year bears to the aggregate restored amount for the Plan Year of all re-employed Participants. The Administrative Committee shall not take into account the allocation(s) under this Section 11.04 in applying the limitations set forth in Sections 5.02 and 5.03.

                                 ARTICLE TWELVE
                                 --------------

                               Payment of Benefits
                               -------------------

12.01. RETIREMENT BENEFITS. The Administrative Committee shall direct that the distribution of the benefits payable to a Participant upon his retirement after attaining his Normal Retirement Date, or to his Beneficiary upon his death, commence as soon as practicable after the Valuation Date coincident with or next following such event based upon the balance in such Participants Accounts as of such Valuation Date. A Participant who retires after his Normal Retirement Date and whose benefit exceeds $3,500 may elect to postpone commencement of the distribution of his benefit until the date prescribed in Section 12.06.


12.02. DISTRIBUTION UPON TERMINATION OF EMPLOYMENT OR TOTAL AND PERMANENT DISABILITY. When a Participant incurs a Termination of Employment or a Total and Permanent Disability, his benefits shall be held by the Administrative Committee until the earlier of (A) the later of his Normal Retirement Date or 62nd birthday, or (B) his death. In such case, the Participant's benefits shall be paid in accordance with Section 12.03 or 12.04 as soon as is practicable after the Valuation Date coincident with or next following such event, based upon the balance in such Participant's Accounts as of such Valuation Date.

         Notwithstanding any other provision of this Plan to the contrary, the Administrative Committee shall begin to distribute a former Participant's benefit as of any Valuation Date coincident with or following his Termination of Employment or Total and Permanent Disability, as the case may be, but prior to the date otherwise determined in accordance with the preceding paragraph as the Participant selects, provided, however, that if a Participant's benefit is greater than $3,500 then distribution of such benefit may not commence prior to the date the Participant would have reached his Normal Retirement Date, or his 62nd birthday, if


                                      XII-1
later, unless the Participant consents and, in the case of a Participant who has an Eligible Spouse and whose benefit is not being paid in the form of a Qualified Joint and Survivor Annuity, the Participant's Eligible Spouse also consents. Such consent shall be obtained in the manner described in Section 12.03(c).

         A Participant who incurs a Termination of Employment or a Total and Permanent Disability and whose benefits exceed $3,500 may elect to postpone the commencement of his benefit until the date prescribed in Section 12.06.

         Notwithstanding the above, if the value of a Participant's benefit is not more than $3,500, his benefit shall be distributed in a single lump sum as soon as practicable following his Termination of Employment or Total and Permanent Disability, as the case may be.

12.03. METHODS OF PAYMENT OF BENEFITS

                  a) Unless otherwise waived as provided below, (i) a Participant who has an Eligible Spouse on the annuity starting date shall receive the value of his benefit in the form of a Qualified Joint and Survivor Annuity, and (ii) a Participant who does not have an Eligible Spouse on the annuity starting date shall receive the value of his benefit in the form of an annuity for his life only ("Life Annuity").

                  b) Such Qualified Joint and Survivor Annuity shall be an annuity payable for the life of the Participant, with a survivor annuity payable to his Eligible Spouse for her lifetime following the Participant's death at a rate equal to 50% of the amount payable to the Participant while he lived.

                  c) A waiver of the Qualified Joint and Survivor Annuity or Life Annuity, or a waiver of the Qualified Pre-Retirement Survivor Annuity must be made by the Participant in writing during the applicable election period and, in the case of a waiver of the Qualified Joint and Survivor Annuity or Qualified Pre-Retirement Survivor Annuity, must be consented to by the Participant's Eligible Spouse. Any waiver by a Participant who has an Eligible Spouse of

                                     XII-2
a Qualified Joint and Survivor Annuity or a Qualified Pre-Retirement Survivor Annuity, as the case may be, must designate a specific alternative beneficiary and/or form of benefit payment with respect to the benefit that would otherwise be payable to such Eligible Spouse. Such alternative beneficiary and/or form of benefit payment may not be changed by the Participant without the further consent of the Participant's Eligible Spouse unless her original consent expressly permits the Participant to select at any time a new alternative beneficiary and/or form of benefit payment without the need of such Eligible Spouse's further consent. Any such waiver may be revoked by the Participant during the applicable election period (as defined below) without the consent of his Eligible Spouse. Any new waiver thereafter must comply with the waiver and consent requirements of this paragraph. Any consent referred to in this paragraph by a Participant's Eligible Spouse shall be irrevocable. The consent of a Participant's Eligible Spouse shall acknowledge the effect thereof, and shall be witnessed by a Plan representative or notary public. A consent by a Participant's Eligible Spouse shall not be required if it is established to the satisfaction of the Committee that the required consent cannot be obtained because there is no Eligible Spouse, or the Eligible Spouse cannot be located, or in other circumstances that may be prescribed by the Secretary of the Treasury.

                  d) The applicable period to waive the Qualified Joint and Survivor Annuity or Life Annuity shall be the 90 day period ending on the "annuity starting date." The applicable period to waive the Qualified Pre-Retirement Survivor Annuity shall begin on the first day of the Plan Year in which the Participant attains age 35 and shall end on the date of the Participant's death, provided, however, that in the case of a Participant who has separated from service, such applicable period with respect to benefits accrued before such separation shall begin not later than the date upon which separation from service occurs.

                  e) For purposes of this Plan, the "annuity starting date" means the first day of the first period for which an amount is payable as an annuity (whether by reason of


                                     XII-3
retirement, termination of employment, or disability), or, in the case of a benefit not payable in the form of an annuity, the first date on which all events have occurred which entitle a Participant to such benefit.

                  f) With regard to the waiver described in paragraph (a) above, the Administrative Committee shall provide the Participant within a reasonable period of time before the annuity starting date (and consistent with Treasury regulations), a written explanation of:

                     i) the terms and conditions of the Life Annuity or Qualified Joint and Survivor Annuity.

                     ii) the Participant's right to waive the Life Annuity or Qualified Joint and Survivor Annuity,

                     iii) the right of the Participant's Eligible Spouse to consent to any waiver of the Qualified Joint and Survivor Annuity, and

                     iv) the right of the Participant to revoke such waiver, and the effect of such revocation.

                  g) Notwithstanding the foregoing, if the lump sum value of the Participant's benefit is not more than $3.500, then prior to the Participant's annuity starting date the Administrative Committee shall direct the immediate distribution of such benefit in a single lump sum to the Participant. If the value of the Participant's benefit exceeds $3,500 then an immediate lump sum distribution may not be made unless the Participant consents and if the Participant has an Eligible Spouse, such Eligible Spouse consents, to such distribution in the same manner as set forth in Section 12.03(c).

12.04. OPTIONAL FORMS OF BENEFIT PAYMENT. If a waiver of the Qualified Joint and Survivor Annuity is in effect with regard to a Participant who has an Eligible Spouse, or a waiver of the Life Annuity is in effect with regard to a Participant who does not have an Eligible



                                      XII-4

Spouse, or if such Participant does not have an Eligible Spouse, the Participant may direct the Administrative Committee to distribute the value of his benefit in one or more of the following forms:

                  a) Benefits payable on account of a Participant's retirement on or after his Normal Retirement Date, or on account of Total and Permanent Disability, or Termination of Employment may be in the form of a lump sum.

                  b) Benefits payable on account of a Participant's retirement on or after his Normal Retirement Date, or on accounts of Total and Permanent Disability or Termination of Employment may be paid in the form of installments (payable at least annually) over a period not to exceed the lesser of ten years (or the life expectancy of the Participant and his Beneficiary if applicable).

         Benefits payable in accordance with 12.04 a) or b) above may be distributed, as permitted by regulation, in accordance with
Section 12.11 of the Plan.

         In all events the present value of the portion of the benefit payable to the Participant shall be greater than fifty percent (50%) of the total benefit payable to the Participant and his Beneficiary unless the Participant's Beneficiary is his Eligible Spouse, and the distribution of a Participant's benefit (or the distribution of any benefit payable upon the death of a Participant) shall comply with the provisions of Section 401(a)(9) of the Code and regulations published thereunder. This paragraph shall be administered in accordance with the Minimum Distribution Incidental Benefit Requirements of Reg.
Section 1-401(a)(9)-2, and shall apply notwithstanding any other contrary provisions in this Plan.

12.05. TIME OF PAYMENT. All benefits payable under the Plan shall be paid or provided for solely by the Fund. Neither the Company nor any other Employer assumes any liability or responsibility therefor. Notwithstanding any provision hereof, and unless the Participant


                                     XII-5
otherwise elects, in no event shall the payment of benefits commence later than sixty (60) days after the close of the Plan Year in which occurs the latest of:

                  a) the Participant reaching his Normal Retirement Date;

                  b) the 10th anniversary of the year in which the Participant commenced participation in the Plan; or,

                  c) the Participant's termination of employment.


12.06. REQUIRED BEGINNING DATE. Notwithstanding any other provision of this Plan to the contrary, other than paragraph (B) below, (A) in the case of a Participant who attains age seventy and one-half (70-1/2) after December 31, 1987, his benefits shall commence no later than April 1 of the calendar year following the calendar year in which he attains age seventy and one-half (70-1/2)), and (B) in the case of a Participant who attains age seventy and one-half (70-1/2) before January 1, 1988, his benefits shall commence no later than April 1 of the calendar year following the later of (i) the calendar year in which he attains age seventy and one-half (70-1/2), or (ii) the earlier of (I) the calendar year with or within which ends the Plan Year in which he becomes a "5% percent owner" or (II) the calendar year in which he retires. For purposes of this Section 12.06, a Participant shall be considered to be a "5% owner" if during the Plan Year in which such Participant attains age sixty-six and one-half (66-1/2) or any subsequent Plan Year the Participant is a 5% owner within the meaning of Section 416 of the Code, ignoring for this purpose Plan Years beginning before January 1, 1980. The amount to be distributed pursuant to this Section 12.06(a) shall be the minimum amount required with respect to such Participant for each year under Section 401(a)(9) of the Code, and regulations issued thereunder by the Secretary of the Treasury or his delegate. This paragraph shall be administered in accordance with Section 401(a)(9) of the Code and regulations issued thereunder by the Secretary of the Treasury or his delegate. For purposes of this paragraph (a), if a Participant who is not a "5% owner" and who has not retired prior


                                     XII-6
to January 1, 1989, attains age 70-1/2 during 1988, he shall be deemed to have retired on January 1, 1989 so that his benefits shall commence by April 15, 1990.

12.07. DESIGNATION BY PARTICIPANT. Each Participant may designate one or more Beneficiaries and contingent Beneficiaries by delivering a written designation thereof to the Administrative Committee. Upon the death of a Participant, his Beneficiaries shall be entitled to payment of benefits in an amount and in the manner provided in the Plan. A Participant may change his Beneficiary designation at any time by delivering a new written designation to the Administrative Committee. The most recent designation received by the Administrative Committee shall Supersede all prior designations. A designation of Beneficiary shall be effective only if the designated Beneficiary survives the Participant.

12.08. FAILURE OF PARTICIPANT TO DESIGNATE. If a Participant fails to designate a Beneficiary, in accordance with Section 12.07, or if no designated Beneficiary survives the Participant, the Participants spouse, if he is married at the date of his death, shall be deemed to be his designated Beneficiary. If, under such circumstances, the Participant is not married at the date of his death, his designated Beneficiary shall be deemed to be his estate.

12.09. BENEFICIARY'S RIGHTS. Whenever the rights of a Participant are stated or limited in the Plan, his Beneficiary or Beneficiaries shall be bound thereby.

12.10. UNCLAIMED ACCOUNT PROCEDURE. The Plan does not require the Administrative Committee to search for, or ascertain the whereabouts of, any Participant or Beneficiary. The Employer, by certified or registered mail addressed to his last known address of record with the Administrative Committee, shall notify any Participant or Beneficiary that he is entitled to a distribution under the Plan. If the Participant or Beneficiary fails to claim his Accounts or make his whereabouts known in writing to the Administrative Committee within twelve (12) months of the date of mailing of the notice, or before the termination or discontinuance of the Plan, whichever should first occur, the Administrative Committee shall


                                     XII-7
treat the Participant's or Beneficiary's unclaimed Accounts as forfeited and shall apply such Accounts as provided in Section 11.03 for the Plan Year in which such forfeiture occurs. If a Participant or Beneficiary who has incurred a forfeiture of his Accounts under the provisions of this Section 12.10 makes a claim, at any time, for its forfeited Accounts, the Administrative Committee shall direct the Employer to restore the Participant's or Beneficiary's forfeited Accounts to the same dollar amount as the dollar amount of the Accounts so forfeited, unadjusted for any gains or losses occurring subsequent to the date of forfeiture. The Employer shall make the restoration within sixty
(60) days after the close of the Plan Year in which the Participant or Beneficiary makes such claim.

12.11. DISTRIBUTION OF ACCOUNTS.

         Notwithstanding any other provisions of the Plan to the contrary, amounts held in a Participant's Accounts may not be distributed to the Participant or his Beneficiary earlier than upon the Participant's retirement, death, Total and Permanent Disability, or Termination of Employment.


12.12. DIRECT ROLLOVER PROVISIONS.

         This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         (a) Definitions

             (i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or

                                     XII-8
life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period often years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                     (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                     (iii) Distributee: A distributee includes an employee or former employee. In addition. the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                     (iv) Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.


                                     XII-9

                                ARTICLE THIRTEEN
                                ----------------

                                Claims Procedure
                                ----------------

13.01. CLAIMS PROCEDURE. The Board of Directors of the Company shall establish a procedure for the resolution of disputes and dispositions of claims arising under the Plan. Until modified by the Board of Directors of the Company, this procedure is as follows:

         Any of the Employees, former Employees, or any Beneficiaries of such Employees or former Employees may, if they so desire, file with the Administrative Committee a written claim for benefits under the Plan. Within ninety (90) days after the filing of such a claim, the Administrative Committee shall notify the claimant whether his claim is upheld or denied. The Administrative Committee may, under special circumstances, extend the period of time for processing a claim by an additional ninety (90) days. If such an extension of time is required, written notice shall be furnished to the claimant or his duly authorized representative prior to the termination of the initial ninety (90) day period. Such notice will indicate the special circumstance requiring an extension. In the event the claim is denied, the Administrative Committee shall state in writing:

                     a) the specific reasons for the denial;

                     b) specific references to pertinent Plan provisions on which the denial is based;

                     c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                     d) an explanation of the claim review procedure set forth in this Section 13.01.

                                     XIII-1

         Within sixty (60) days after receipt of notice that his claim has been denied, the claimant or his duly authorized representative may file with the Administrative Committee a written request for a review hearing and may, in conjunction therewith, submit written issues and comments. The Administrative Committee shall then schedule, within sixty (60) days after the filing of such request, a full and fair hearing of the claim. The Administrative Committee may, under special circumstances, extend such period of time by an additional sixty
(60) days. Prior to said hearing, the claimant or his representative shall have a reasonable opportunity to review a copy of the Plan, the Trust agreement, and other pertinent documents in the possession of the Administrative Committee. The Administrative Committee shall communicate their decision in writing to the claimant within thirty (30) days after the hearing. Any claim for benefits and any request for a review hearing hereunder must be filed on forms to be furnished by the Administrative Committee upon a Participant's request.

                                     XIII-2

                                ARTICLE FOURTEEN
                                ----------------
                           Inalienability of Benefits
                           --------------------------

14.01. INALIENABILITY OF BENEFITS.

                  a) Subject to the exceptions provided below, no benefit which shall be payable out of the Trust Fund to any person (including a Participant or his Beneficiary) (i) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void, or (ii) shall be subject to the debts, contracts, liabilities, engagements or torts of any such person, or shall be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Administrative Committee.

                  b) This provision shall not apply to a "qualified domestic relations order" which meets the requirements of Code Section 414(p), nor to those other domestic relations orders permitted to be so treated by the Committee under the provisions of Section 206(d)(3)l of ERISA. The Administrative Committee shall establish a written procedure to determine the status of qualified domestic relations orders.

                                      XIV-1

                                 ARTICLE FIFTEEN
                                 ---------------

                             Permanency of the Plan
                             ----------------------

15.01. RIGHT TO TERMINATE PLAN. The Company contemplates that the Plan shall be permanent and the Employer shall be able to Continue to make contributions under the Plan. Nevertheless, the Company reserves the right, at any time or times, by action of the Board of Directors of the Company, to terminate the Plan, in whole or in part.

15.02. MERGER OR CONSOLIDATION OF PLAN AND TRUST. The Plan may not be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan or trust, unless each Participant would (if the Plan then terminated) receive a benefit which, immediately after the merger, consolidation, or transfer, is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had then terminated.

15.03. AMENDMENT OF THE PLAN.

                  a) The Board of Directors of the Company (or its designee), by its action, shall have the right at any time and from time to time to amend, in whole or in part, any or all of the provisions of this Plan. Further, the Administrative Committee shall have the right at any time and from time to time to amend the Plan to comply with changes in applicable law and to make other changes as they deem appropriate but which would not result in any increase in contributions by Employers or Participants, or in any increase in benefits. No amendment (i) shall authorize or permit any part of the Fund (other than such part as is required to pay taxes and administrative expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates; (ii) shall cause any reduction in the Account balance of any Participant accumulated theretofore, or cause or permit any portion of the Fund to revert to or become the property of the

Employer; (iii) shall affect the method of determining a Participant's vested interest in his Plan benefits unless such amendment complies with the requirements of Section 411(a)(10) of the Code; or (iv) shall affect the rights, duties or responsibilities of the Administrative Committee without the Administrative Committee' written consent.

                  b) A Plan amendment shall not reduce the non-forfeitable percentage of a Participants Accounts derived from Employer contributions determined as of the later of the date that such amendment is adopted, or the date that such amendment becomes effective. If an amendment changes the vesting schedule under the Plan, then if a Participant's non-forfeitable interest in his Accounts under the Plan as amended can at any time be less than such percentage under the Plan without regard to such amendment and if such Participant has completed at least three (3) or more Years of Service (determined without regard to Section 11.02(a) of the Plan), he shall be permitted to elect, within a "reasonable period" (as defined below) after the adoption of such amendment, to have the non-forfeitable percentage of his Accounts computed under the Plan without regard to such amendment. Such election shall be in writing on a form prescribed by the Administrative Committee and shall be irrevocable. For purposes of this Section 15.03(b), a "reasonable period" shall begin no later than the date upon which a Plan amendment changing the vesting schedule is adopted, and shall end no earlier than the latest of (i) the sixtieth day after the adoption of such amendment, (ii) the sixtieth day after such amendment becomes effective, or (iii) the sixtieth day after the Participant is issued written notice of such amendment by his Employer or the Administrative Committee.

                                 ARTICLE SIXTEEN
                                 ---------------

                 Discontinuance of Contributions and Termination
                 -----------------------------------------------

16.01. DISCONTINUANCE OF CONTRIBUTIONS. Whenever an Employer, or the Company acting with respect to an Employer, determines that it is impossible or inadvisable for such Employer to make further contributions as provided in the Plan, the Board of Directors of the Employer or the Company, as the case may be, may adopt an appropriate resolution permanently discontinuing all further contributions by the Employer. In such event, the Administrative Committee force, other than the provisions relating to contributions by the affected Employer.

16.02. TERMINATION OF PLAN. Upon a complete termination of the Plan, in accordance with Section 15.01, after payment of all expenses and proportional adjustment of Accounts of Participants to reflect such expenses. Trust Fund profits or losses, and allocations of any previously unallocated funds to the date of termination, the Participants shall be entitled to receive the amount then credited to their respective Accounts in the Trust Fund.

16.03. RIGHTS TO BENEFITS UPON TERMINATION OF PLAN OR COMPLETE DISCONTINUANCE OF CONTRIBUTIONS. Upon the termination or partial termination of the Plan or the complete discontinuance of contributions by an Employer, the rights of each of the Participants affected by such termination or partial termination or discontinuance of contributions to the amount credited to their Accounts at such time shall be non-forfeitable without reference to any formal action on the part of the Company or the Administrative Committee.

                                      XVI-1

                                ARTICLE SEVENTEEN
                                -----------------

                         Exclusive Benefit of Trust Fund
                         -------------------------------

17.01. LIMITATION UPON REVERSIONS. Except as provided in Sections 4.02, the assets of the Plan shall not inure to the benefit of any Employer and shall be held for the exclusive purposes of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan.

                                     XVII-1

                                ARTICLE EIGHTEEN
                                ----------------

                                 Applicable Law
                                 --------------

18.01. APPLICABLE LAW. Except as otherwise required under the laws of the United States, the Plan shall be construed, regulated, interpreted and administered under and in accordance with the laws of the State of New York, except to the extent that such laws have been preempted by ERISA.

                                     XVIII-1

                                ARTICLE NINETEEN
                                ----------------

                                   Withdrawals
                                   -----------

19.01. WITHDRAWALS.

         No withdrawals of benefits are permitted while a Participant is still employed.

                                      XIX-1

                                 ARTICLE TWENTY
                                 --------------

                                      Loans
                                      -----

20.01.  LOANS.

        No loans are permitted.

                               ARTICLE TWENTY-ONE
                               ------------------

                              Top Heavy Provisions
                              --------------------

21.01. SPECIAL DEFINITIONS. For the purposes of this Article Twenty-One, the following words and phrases shall have the meanings set forth below:

                  a) "Aggregate Account" means, as of the Determination Date, the sum of:

                     i) a Participant's account balance as of the most recent Valuation Date occurring within a twelve (12) consecutive month period ending on the Determination Date, including, in the case of a plan subject to the minimum funding standards of Section 412 of the Code, amounts that would be allocated to such account as of a date not later than the Determination Date even though such amounts are not yet required to be contributed to the plan by such Determination Date;

                     ii) an adjustment for any contribution due as of the Determination Date. In the case of a plan not subject to the minimum funding standards of Section 412 of the Code, such adjustment shall be the amount of any contributions actually made after the Valuation Date but on or before the Determination Date. In the case of a plan that is subject to the minimum funding standards of Section 412 of the Code, such adjustment shall include any contribution made, or due to be made, after the Valuation Date but before the expiration of the extended payment period described in Section 412(c)(10) of the Code. In the first P]an Year, such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in the first Plan Year;

                     iii) any plan distributions made within the Plan Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the Valuation Date and prior to the Determination Date, such distributions are not included as distributions for the purposes of this Article Twenty-One to

                                      XXI-1
the extent that such distributions are already included in the Participant's Aggregate Account balance as of the Valuation Date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, will be counted;

                     iv) any Employee contributions, whether voluntary or mandatory; provided, however, that amounts attributable to "deductible employee contributions," as defined in Section 72(o)(5)(A) of the Code, if any, shall not be considered to be a part of the Participant's Aggregate Account balance;

                     v) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another Employer that is not an ERISA Affiliate), the Plan making the distribution or transfer shall consider such distribution or transfer as a distribution for the purposes of this Article Twenty-One.

         If the plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider any such rollovers or plan-to-plan transfers accepted after December 31, 1983 as part of the Participant's Aggregate Account balance. However, such unrelated rollovers or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Participant's Aggregate Account balance;

                     vi) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by an ERISA Affiliate), the plan making the distribution or transfer shall not count such distribution or transfer as a distribution for purposes of this Article Twenty- One. If the Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

                                      XXI-2

                  b) "Aggregation Group" means either a Required Aggregation Group or a Permissive Aggregation Group, as hereinafter determined.

                     i) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the Employer in which a Key Employee is a Participant, or has been a Participant during the Plan Year containing the Determination Date, or in any of the four (4) preceding Plan Years (whether or not such plan has been terminated), and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Section 401(a)(4) or 410 of the Code during such period, will be required to be aggregated. Such group shall be known as a Required Aggregation Group. In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan or Super Top Heavy Plan, as the case may be, if the Required Aggregation Group is a Top Heavy Group, or Super Top Heavy Group, as the case may be. No plan in the Required Aggregation Group will be considered a Top Heavy Plan or Super Top Heavy Plan, as the case may be, if the Aggregation Group is not a Top Heavy Group;

                     ii) Permissive Aggregation Group: the Employer may also include any other plan which provides comparable benefits but is not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would satisfy the provisions of Sections 401(a)(4) and 410 of the Code. Such group shall be known as a Permissive Aggregation Group. In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan, or Super Top Heavy Plan, as the case may be, if the Permissive Aggregation Group is a Top Heavy Group, or Super Top Heavy Group, as the case may be. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

                                     XXI-3

                     iii) Only those plans of the employer in which the Determination Dates fall within the same calendar year, shall be aggregated in order to determine whether such plans are Top Heavy or Super Top Heavy Plans.

                  c) "Determination Date" means (1) the last day of the preceding Plan Year, or (2) in the case of the first Plan Year of a Plan, the last day of such Plan Year.

                  d) "Key Employee" means any Employee, former Employee, or the Beneficiary of such Employee who, at any time during the Plan Year containing the Determination Date or any of the preceding four (4) Plan Years, is or was:

                     i) an "officer" (as defined within the meaning of the regulations issued under Section 416 of the Code) of the employer having annual compensation that, for a plan year, exceeds fifty percent (50%) of the amount referred to in Section 415(b)(1)(A) of the Code as in effect for the calendar year in which the Plan Year ends. For this purpose, no more than fifty Employees (or, if lesser, the greater of three (3) or ten percent (10%) of the Employees) shall be treated as officers;

                     ii) one of the ten (10) Employees owning (or considered as owning within the meaning of Section 318 of the Code) the largest percentage ownership interest in value in the Employer or in any organization required to be aggregated with the Employer under Sections 414(b), (c) or (m) of the Code, if: (A) such ownership interest exceeds one-half percent (1/2%) and, (B) such Employee's annual Compensation during the Plan Year of such ownership exceeds the amount referred to in Section 415(c)(1)(A) of the Code as in effect for the calendar year in which such plan year ends;

                     iii) a "5-percent owner" of the employer. "5-percent owner" means any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code) more than five percent (5%) of the value of the outstanding stock of the


                                     XXI-4
employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the employer.

                  iv) a "1-percent owner" of the employer having an annual compensation from the employer of more than $150,000. "1-percent owner" means any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code) more than one percent (1%) of the value of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer;

                  v) For the purposes of determining percentage ownership in accordance with the provisions of this Article Twenty-One, Employers that would otherwise be aggregated under Section 4 14(b), (c) or (m) of the Code shall be treated as separate Employers. However, in determining whether an Employee has Compensation of more than $150,000 or Compensation that exceeds the threshold amounts described in this Section 21.0(d)(i) and (ii), compensation from all Employers required to be aggregated under Section 414(b), (c) or (m) of the Code shall be taken into account.

                  e) "Non-Key Employee" means any Employee who is not a Key Employee.

                  f) "Top Heavy Plan Year" means that, for a particular Plan Year commencing after December 31, 1983, the Plan is a Top Heavy Plan.

21.02. DETERMINATION OF TOP HEAVY STATUS:

                  a) An Aggregation Group shall be a "Top Heavy Group" for any Plan Year commencing after December 31, 1983 in which, as of the Determination Date, the sum of the Present Value of Accrued Benefits of Key Employees and the Aggregate Account balances of Key Employees under all plans of an Aggregation Group exceeds sixty percent (60%) of the sum of the Present Value of Accrued Benefits and the Aggregate Account balances of all Employees under the Plan and all plans of the Aggregation Group.


                                     XXI-5

                  b) An Aggregation Group shall be a "Super Top Heavy Group" for any Plan Year commencing after December 31, 1983 in which, at the Determination Date, the sum of the Present Value of Accrued Benefits of Key Employees and the Aggregate Account balances of Key Employees and all plans in an Aggregation Group exceeds ninety percent (90%) of the sum of the Present Value of Accrued Benefits and the Aggregate Account balances of all Employees under all plans of the Aggregation Group.

                  c) "Present Value of Accrued Benefit" means, in the case of a defined benefit plan, the present value of an accrued benefit, as determined under the provisions of the applicable defined benefit plan and in compliance with Treasury Regulations Section 1.416-1(T-25 and T-26). For this purpose the accrued benefit of any Employee (other than a Key Employee) shall be determined--

                     i) under the method which is used for accrual purposes for all plans of the employer, or

                     ii) if there is no method described in clause (I), as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

                  d) In determining Top Heavy Status, the accrued benefit of (I) an individual who is not a Key Employee with respect to any plan in an Aggregation Group for a Plan Year but who was a Key Employee with respect to a Plan in an Aggregation Group for a prior Plan Year and (II) an individual who performed no services for the Company of an ERISA Affiliate during the five-year period ending on the Determination Date, shall be disregarded.

21.03. TOP HEAVY PLAN REQUIREMENTS. For any Top Heavy Plan Year, the Plan shall provide the following:

                  a) Special minimum benefit and contribution requirements of
Section 416(c) of the Code pursuant to Section 21.04 of the Plan.

                                     XXI-6

                  b) Special vesting requirements of Section 416(b) of the Code, pursuant to Section 21.07 of the Plan.

                  c) Special Compensation requirements of Section 416(d) of the Code, pursuant to Section 21.06 of the Plan.

                  d) Special benefit limitations of Section 416(h) of the Code, pursuant to Section 21.05 of the Plan.

21.04. MINIMUM ALLOCATIONS AND BENEFITS.

                  a) In the case of a defined contribution plan, for any Top Heavy Plan Year, the sum of Employer contributions and forfeitures allocated to the account of each Non-Key Employee who is a Participant and who has not terminated employment by the end of such Plan Year (including (A) Participants who fail to complete at least 1,000 Hours of Service during the Plan Year, (B) Employees who are excluded from the Plan or accrue no benefit because their Compensation is less than a stated amount, and (C) Employees who are excluded from the Plan or accrue no benefit because they fail to make mandatory contributions, or, in the case of a plan intended to qualify under Section 401(k) of the Code, elective contributions) shall be equal to at least three percent (3%) of such Non-Key Employee's Compensation. However, should the sum of the employer's contributions and forfeitures allocated to the account of each Key Employee for such Top Heavy Plan Year be less than three percent (3%) of each such Key Employee's Compensation, the sum of the Employer's contributions and forfeitures allocated to the account of each Non-Key Employee who is a Participant (including the employees referred to in the preceding sentence) shall be equal to the highest percentage allocated to the account of a Key Employee. The preceding sentence shall not apply to any plan required to be included in an Aggregation Group if such plan enables a defined benefit plan required to be included in an Aggregation Group to meet


                                     XXI-7
the requirements of Section 401(a)(4) or Section 410 of the Code. For purposes of satisfying the minimum contribution requirements of this subparagraph, an Employee's elective deferrals under a cash or deferred arrangement (as defined in Section 401(k) of the Code) and any contributions made by an Employer that are treated as matching contributions for purposes of either Section 401(k) or
Section 401(m) of the Code shall not be treated as an Employer contribution.

                  b) In the case of a defined benefit plan, for any Top Heavy Plan Year) the accrued benefit, when expressed as an Annual Retirement Benefit (as defined below), of a Participant who is a Non-Key Employee and who has completed at least one thousand (1,000) Hours of Service during the plan year (including Employees who are excluded from the Plan or accrue no benefit because their Compensation is less than a stated amount and Employees who are excluded from the Plan or accrue no benefit because they fail to make mandatory contributions) shall not be less than the product of (A) the number of years of Top Heavy Service (as defined below), and (B) two percent (2%) of the Participant's average Compensation during the period of the five (5) consecutive years of Top Heavy Service during which the Participant had the greatest aggregate Compensation. However, under no circumstances will such product exceed twenty percent (20%) of the average Compensation.

                     i) The foregoing defined benefit minimum shall be determined without regard to any Social Security contribution or benefit.

                     ii) "Annual Retirement Benefit" means a benefit which commences at age 65 and is payable annually in the form of a single life annuity.

                     iii) A "Year of Top Heavy Service" shall be a Year of Service which is credited for benefit accrual purposes during a Top Heavy Plan Year.

                  c) Notwithstanding anything herein to the contrary, in any Plan Year in which a Non-Key Employee participates in both a defined benefit plan and a defined


                                     XXI-8
contribution plan, and both such plans are Top Heavy Plans, the Employer shall not be required to provide a Non-Key Employee with both the defined benefit minimum and the defined contribution minimum. Therefore, for such Non-Key Employee who is participating in a Top Heavy defined benefit plan maintained by the Employer, the defined benefit minimum, as provided under Section 21.04(b) above, shall accrue and the defined contribution minimum shall not be applicable.

21.05. MULTIPLE PLAN REDUCTION FOR TOP HEAVY PLAN YEARS.

                  a) For any Top Heavy Plan Year, 1.0 shall be substituted for
1.25 in Section 5.03, wherever it shall apply, unless (1) the defined contribution minimum is made pursuant to Section 21.04(a) with "four percent (4%)" substituted for "three percent (3%)," or (2) the defined benefit minimum accrues pursuant to Section 21.04(b) with "three percent (3%)" substituted for "two percent (2%)," and "thirty percent (30%)" substituted for "twenty percent (20%)." However, for any Plan Year in which the Plan is a Super Top Heavy Plan,
1.0 shall be substituted for 1.25 without exception.

                  b) For any Top Heavy Plan Year, $41,500 shall be substituted for $51,875 in determining the "transition fraction" defined in Section 5.04, unless the extra minimum benefit accrual is made pursuant to Section 21.05(a). However, for any Limitation Year in which the Plan is a Super Top Heavy Plan, $41,500 shall be substituted for $51,875 without exception.

21.06. MINIMUM VESTING.

         For any Top Heavy Plan Year, the vested interest of each Participant who has been credited with at least one (1) Hour of Service during such Top Heavy Plan Year in his accrued benefit (including benefits accrued before the effective date of Section 416 of the Code and before the Plan became a Top Heavy Plan, but not including benefits that were forfeited before the Plan became a Top Heavy Plan) shall not be less than the vested


                                     XXI-9
percentage specified in Article Eleven of the Plan, nor less than the applicable percentage indicated by the following minimum vesting schedule:

            YEARS OF SERVICE                  MINIMUM VESTING PERCENTAGE
            ----------------                  --------------------------

            Less than 2                                  0%
            2                                           20%
            3                                           40%
            4                                           60%
            5                                           80%
            6 or more                                  100%


         Should the Plan cease to be a Top Heavy Plan, this minimum vesting schedule shall no longer apply; provided, however, that: (a) a Participant's vested percentage shall not be less than his vested percentage determined pursuant to the above minimum vesting schedule as of the end of the last Top Heavy Plan Year, and (b) such reversion to the original vesting schedule of the Plan shall be treated as a change in the Plan's vesting schedule so that the provisions of Section 15.03(b) of this Plan shall apply.

         For purposes of this Section 21.06. Years of Service during which neither the Company nor any ERISA Affiliate maintained the Plan, Years of Service completed by an Employee before he attained age eighteen (IS), and Years of Service that are disregarded under Section 11.02. shall be disregarded.

                                     XXI-10

                               ARTICLE TWENTY-TWO
                               ------------------

                                  Miscellaneous
                                  -------------

22.01. INTERPRETATION OF THE PLAN AND TRUST. It is the intention of the Company that the Plan, and the Trust established to implement the Plan, shall comply with the provisions of Sections 401 and 501 of the Code and the requirements of ERISA, and the corresponding provisions of any subsequent laws, and the provisions of the Plan shall be construed to effectuate such intention.

22.02. GENDER AND NUMBER. Wherever appropriate, words used in the Plan in the singular may mean the plural, the plural may mean the singular and the masculine may mean the feminine.

                                     XXII-1

                  IN WITNESS WHEREOF, this Plan has been executed this 22nd day of December, 1994.

                                            KROLL ASSOCIATES, INC.

                                            By: /s/ Robert J. McGuire
                                                -----------------------------
                                                    Robert J. McGuire,
                                                    President and
                                                    Chief Executive Officer

ATTEST:



/s/ Robert Connolly
----------------------
Robert Connolly,
Secretary

                                     XXII-2

                                   APPENDIX I
                                   ----------

                               Adopting Employers
                               ------------------

The following employers have adopted the Kroll Associates Money Purchase Pension Plan for their employees.

         -        KROLL INFORMATION SERVICES, INC.

         - KROLL ENVIRONMENTAL ENTERPRISES, INC. - An Employee's Years of Service shall be measured from the earlier of
                  (i) his most recent date of hire with Harrison Environmental Services, Inc., or (ii) his date of hire with Harrison/Kroll Environmental Services Inc. or
                  (iii) Kroll Environmental Services.

         -        KROLL ASSOCIATES U.K. LIMITED

         -        KROLL ASSOCIATES (ASIA) LIMITED

         -        KROLL ASSOCIATES FRANCE S.A.R.L.

         -        KROLL ELECTRONIC RECOVERY, INC.


                                     XXII-3

                                   APPENDIX II
                                   -----------

                             Transfer Contributions
                             ----------------------

A Participant's Transfer Account, if any, shall consist of amounts transferred from the Kroll Pension Plan Trust, which was terminated effective July 15, 1991. Such Transfer Account shall be at all times fully 100% vested and shall be subject to the same rules upon distribution as are all other Accounts under the Plan.


                                     XXII-4

                             AMENDMENT NO. 1 TO THE
                         KROLL ASSOCIATES MONEY PURCHASE
                                  PENSION PLAN



         WHEREAS, Kroll Associates, Inc. (the "Company") has adopted the Kroll Associates Money Purchase Pension Plan (the "Plan") effective January 1. 1991; and

         WHEREAS, the Internal Revenue Service has requested clarifying amendments; and

         WHEREAS, in accordance with Section 15.03, the Company may amend the Plan at any time.

         NOW, THEREFORE, the Plan is amended, effective January 1, 1994, as follows:

         1. Section 4.01(c) is amended in its entirety to read as follows:

         "If greater than the amount produced by the formula in Section 4.01(a) above for a Plan Year, then in lieu of the amount determined under Section 4.01(a) above, the Employer shall contribute with respect to such year on behalf of each Participant who is classified as a managing director of the Company and who is eligible to share in such contribution pursuant to Section 5.01, an amount which shall be determined under the following schedule

                                                 CONTRIBUTION PERCENTAGE
MANAGING DIRECTOR LEVEL                              OF COMPENSATION
-----------------------                          -----------------------


Level I   (Compensation in excess of $235,000)              12.5

Level II  (Compensation between $225,000 and                12.0
           $235,000)

Level III (Compensation between $200,001 and                11.0
           $224,999)

Level VI  (Compensation between $190,000 and                10.0
           $200,000)

Level V   (Compensation between $165,001 and                 9.0
           $189,999)

Level VI  (Compensation between $150,001 and                 8.0
           $165,000)

Level VII (Compensation of $150,000 and less)                0

The levels described above will be adjusted annually by 5% to reflect cost of living adjustments. However, the Employer is not required to contribute more than the maximum amount allowable as a current deduction under Section 404 of the Code, except to the extent necessary to restore forfeited accounts and satisfy top heavy minimum allocations to Non-Key Employees as required in
Section 21.04. If the amount of Employer contribution calculated above would exceed this amount, then the regular allocation amounts shall be reduced proportionately to eliminate the excess.

For each Plan Year, the Employer's contribution and forfeitures in excess of those used to restore forfeited accounts, hereafter in this Section jointly referred to as the Employer's contribution, shall be allocated, up to the maximum amount permitted under Section 5.02 and any other applicable limitation on allocations in the Plan, as provided in the following subsections of this Section.

         (i) The preliminary allocation for each Participant who is eligible for a regular allocation for the Plan Year shall be the percentage of the Participant's Compensation specified in Sections 4.01(a), (b) and (c) above for the group of which the Participant is a member, up to the maximum amount permitted under Section 5.02 and any other applicable limitation on allocations in the Plan.

         (ii) If the Plan is not top heavy for the Plan Year, the preliminary allocations are then tested for appropriateness under (iii) below. If the Plan is top heavy, and if any Participant who is eligible for a top heavy allocation is determined to have a preliminary allocation which is less than the top heavy allocation described in Section 21.04, then instead the preliminary allocation for the Plan Year for that Participant shall be the amount described in Section 21.04.

         (iii) The resulting preliminary allocations shall be tested for appropriateness. The preliminary allocations will be considered to be appropriate if they meet the "ratio percentage" test in subsection (v). As an alternative, the preliminary allocations will be considered to be appropriate if they satisfy the "average benefits" test in subsection (vi) taking into account all of the applicable "aggregated plans". For purposes of this section, "aggregated plans" mean any qualified plans maintained by the Employer under which Employees will receive an allocation or accrual for the Plan Year ending in the same calendar year as the Plan Year for which the preliminary allocation is being determined. However, plans which cover a qualified separate line of business other than the one of which this Plan is a part and plans which cover collectively bargained employees will not be included as aggregated plans.

         (iv) The rules of this subsection apply for purposes of performing the ratio percentage and average benefits tests below.

              Highly Compensated Employees and Non-Highly Compensated Employees refer to such Employees who are not "excludable employees". Excludable employees are for the Plan Year being tested, any Employees who failed to meet the age and service requirements for eligibility to participate in the Plan, any Employees who failed to be eligible for an allocation solely because they terminated before the end of the Plan Year with not more than 500 Hours of Service, and any Employees whose employment is governed by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining.

         Both tests involve evaluation of all of the rate groups for the Plan Year. There is a separate "rate group" for each Highly Compensated Employee who has received an allocation. The rate group consists of all Participants who have received an allocation in the Plan Year and whose percentage is equal to or greater than the Highly Compensated Employee's percentage. The same Participants may be included in more than one rate group. For this purpose the Employer may group allocation rates in accordance with Regulation Section 1.401(a)(4)-2(c)(2)(v).

         A Participant's "percentage" for the Plan Year is determined as follows:

         (1) The allocation rate for a Participant for a Plan Year equals the sum of the allocations to the Participant's account for the Plan Year, expressed as a percentage of Plan Year Compensation.

         (2) The amounts taken into account in determining allocation rates for a Plan Year include all Employer contributions and forfeitures that are allocated or treated as allocated to the account of a Participant under the Plan for the Plan Year, other than amounts described in (3) below. For purposes of this Plan, an Employer contribution is taken into account in the Plan Year for which it is required to contributed and allocated to Participants' accounts under the Plan, even if all or part of the required contribution is not actually made.

         (3) Allocations of income, expenses, gains, and losses attributable to the balance in a Participant's account are not taken into account in determining allocation rates

     If the Plan preliminary allocations fail to be considered appropriate when tested under subsection (iii), the Plan may use an alternate method of calculating a Participant's "percentage" for the Plan Year as follows:

         (1) Determine for each Participant the present value of the preliminary allocation at the Participant's age 65, using a Standard Interest Rate assumption as defined under Regulation Section 1.401(a)(4)-12.

         (2) Divide the present value determined in (1) above by the factor for a life income of $1 per year beginning at the Participant's testing age based on a Standard Interest Rate assumption as defined under Regulation Section 1.401(a)(4)-12 and an assumption of no pre-testing age mortality and post-testing age mortality based on a Standard Mortality Table as defined under by Regulation Section 1.401(a)(4)-12.

         (3) Divide the result determined in (2) above by the Participant's Plan Year Compensation to determine the Participant's percentage.

     For purposes of this paragraph, a Participant's "testing age" is age 65. For purposes of calculating the Participant's percentage, Participants who are older than the testing age shall be deemed to be the testing age.

The disparity permitted under Section 401(l) may be imputed when determining a Participant's "percentage" for the Plan Year in accordance with the rules of Regulation Section 1.401(a)(4)-7.

         (v) THE RATIO PERCENTAGE TEST. The Ratio Percentage Test is performed as follows:

              (1) Within each rate group, calculate the Highly Compensated Fraction and the Non-Highly Compensated Fraction. The numerator of the Highly Compensated Fraction is the number of Highly Fraction is the number of Highly Compensated Employees in the rate group and the denomination of the fraction is the total number of Highly Compensated Employees for the Plan Year. The numerator of the Non-Highly Compensated Fraction is the number of Non-Highly Compensated Employees in the rate group and the denominator of the fraction is the total number of Non-Highly Compensated Employees for the Plan Year.

              (2) If for each rate group the Non-Highly Compensated Fraction is at least 70% of the Highly Compensated Fraction, the ratio percentage test is satisfied.

         (vi) THE AVERAGE BENEFITS TEST. The Average Benefits Test is satisfied if the plan satisfies the average benefits percentage test of subsection (vii) and each rate group satisfies the nondiscriminatory classification test of subsection (viii).

         (vii) THE AVERAGE BENEFITS PERCENTAGE TEST. The Average Benefits Percentage Test is performed as follows:

              (1) Determine for all "aggregated plans" the sum of the Participant's accrual rates of all of the Non-Highly Compensated Employees and separately determine the sum of the Participant's accrual rates of all of the Highly Compensated Employees.

              (2) For this purpose, a Participant's accrual rate with respect to a defined contribution plan is determined by adding together the preliminary allocation under this Plan and the allocations for the Plan Year ending in the same calendar year under any other "aggregated plans" and then applying the procedure described in (iv)(1) - (iv)(3).

              (3) For this purpose, a Participant's accrual rate with respect to defined benefit plans is determined by:

                  (a) determining, for each such, for the Plan Year ending in the same calendar year as the Plan Year being tested under this Plan, the increase in the individual's accrued benefit for that Plan Year, then

                  (b) with respect to any such accrued benefits stated in terms other than the payment of a straight life annuity at the testing age, converting those accrued benefits to an equivalent accrual of a straight life annuity at the testing age based a standard interest rate assumption as allowed by Regulation Section 1.401(a)(4)-12, and a standard mortality table as allowed by Regulation Section 1.401(a)(4)-12, then

                  (c) adding the accruals and equivalent accruals for the individual for the year calculating an accrual rate equal to the sum of those accruals as a percentage of the individual's average annual compensation. For this purpose, average annual compensation means the average of the individual's three highest consecutive Compensations.

               (4) Determine the average percentage for each group by dividing the sum for that group by the number of Employees in that group.

               (5) Divide the average percentage for the Non-Highly Compensated Employees by the average percentage for the Highly Compensated Employees.

               (6) If the result in (5) is at least 70%, the plan satisfies the Average Benefits Percentage Test.

         (viii) THE NONDISCRIMINATORY CLASSIFICATION TEST. A rate group satisfies the Nondiscriminatory Classification Test if the ratio percentage for that rate group, determined by dividing the Non-Highly Compensated Fraction of
(v)(1) by the Highly Compensated Fraction of (v)(1), is greater than or equal to the testing percentage from subsection (ix) below.

         (ix) TESTING PERCENTAGE FOR THE NONDISCRIMINATORY CLASSIFICATION TEST. The testing percentage is determined as follows:

              (1) Calculate a ratio percentage for the Plan as follows. First calculate the Highly Compensated Fraction and the Non-Highly Compensated Fraction. The numerator of the Highly Compensated Fraction is the number of Highly Compensated Employees who have received an allocation for the Plan Year and the denominator of the fraction is the total number of Highly Compensated Employees for the Plan Year. The numerator of the Non-Highly Compensated Fraction is the number of Non-Highly Compensated Employees who have received an allocation for the Plan Year and the denominator of the fraction is the total number of Non-Highly Compensated Employees for the Plan Year. The ratio percentage is determined by dividing the Non-Highly Compensated Fraction by the Highly Compensated Fraction.

              (2) Determine the concentration percentage by dividing the number of Non-Highly Compensated Employees by the sum of the number of Non-Highly Compensated Employees plus the number of Highly Compensated Employees.

              (3) Determine the safe harbor percentage, which is 50% reduced by .75% for each whole percentage point by which the concentration percentage exceeds 60%.

              (4) Determine the unsafe harbor percentage, which is 40% reduced by .75% for each whole percentage point by which the concentration percentage exceeds 60%, but in no event less than 20%.

              (5) Determine the midpoint percentage, which is 50% of the sum of the safe harbor percentage plus the unsafe harbor percentage.

              (6) The testing percentage is the smaller of the ratio percentage calculated in (1) and the midpoint percentage calculated in (5).

         (x) If the preliminary allocations are determined to be appropriate when tested under subsection (iii), then the preliminary allocation as determined in (a) above is the regular allocation amount (or if determined under (ii), the top heavy allocation amount) for the Plan Year. If the preliminary allocations are not determined to be appropriate when tested under subsection
(iii), then instead of the preliminary allocation as calculated above, the regular allocation amount for all Participants eligible for such an allocation for the Plan Year shall be the amount determined by applying the default percentage specified in Section 4.01(a) to each such Participant's
Compensation.

2 Section 4.01(d) is deleted in its entirety.



IN WITNESS WHEREOF, this Amendment has been executed this 12th day of April, 1996.




                             KROLL ASSOCIATES, INC.



                              By: /s/ Robert J. McGuire
                                  ------------------------------------
                                  Robert J. McGuire
ATTEST:

/s/ Mary Ellen Lynch
---------------------

                     KROLL ASSOCIATES MONEY PURCHASE PENSION
                                 PLAN AND TRUST
                             ATTACHMENT TO FORM 5300
                                     ITEM 8a



NAME OF PLAN:                         Kroll Associates 401(k) Savings
                                      Plan and Trust

TYPE OF PLAN:                         401(k) Plan

FORM OF PLAN:                         Individually Designed

PAIRED OR NOT PAIRED:                 Not Paired

BENEFIT FORMULA:                      Elective deferrals with
                                      discretionary match equal to the
                                      lesser of (1) 25% of first 5% of
                                      elective deferrals or (2) $500 and
                                      discretionary profit sharing
                                      contribution based on compensation.

NUMBER OF PARTICIPANTS:               178